Fidelity® Variable Insurance Products:

Equity-Income Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance and Investment Summary	<Click Here>	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity ® VIP: Equity-Income - Initial Class	-4.96%	9.40%	13.61%
Russell 3000® Value	-4.33%	11.02%	14.15%
Variable Annuity Equity Income Funds Average	-4.26%	9.82%	11.76%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity equity income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 47 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Equity-Income Portfolio - Initial Class on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $35,812 - a 258.12% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,572 - a 275.72% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Citigroup, Inc.	3.7
Fannie Mae	3.6
Exxon Mobil Corp.	3.4
SBC Communications, Inc.	2.1
BellSouth Corp.	1.9
14.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	27.5
Industrials	14.3
Consumer Discretionary	12.5
Energy	12.2
Information Technology	6.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	96.4%
Bonds	1.7%
Short-Term Investments and Net Other Assets	1.9%

* Foreign investments	6.6%

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Equity-Income - Service Class	-5.09%	9.30%	13.56%
Russell 3000® Value	-4.33%	11.02%	14.15%
Variable Annuity Equity Income Funds Average	-4.26%	9.82%	11.76%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity equity income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 47 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Equity-Income Portfolio - Service Class on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $35,656 - a 256.56% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,572 - a 275.72% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Citigroup, Inc.	3.7
Fannie Mae	3.6
Exxon Mobil Corp.	3.4
SBC Communications, Inc.	2.1
BellSouth Corp.	1.9
14.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	27.5
Industrials	14.3
Consumer Discretionary	12.5
Energy	12.2
Information Technology	6.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	96.4%
Bonds	1.7%
Short-Term Investments and Net Other Assets	1.9%

* Foreign investments	6.6%

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Equity-Income - Service Class 2	-5.23%	9.24%	13.52%
Russell 3000® Value	-4.33%	11.02%	14.15%
Variable Annuity Equity Income Funds Average	-4.26%	9.82%	11.76%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity equity income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 47 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Equity-Income Portfolio - Service Class 2 on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $35,549 - a 255.49% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $37,572 - a 275.72% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Citigroup, Inc.	3.7
Fannie Mae	3.6
Exxon Mobil Corp.	3.4
SBC Communications, Inc.	2.1
BellSouth Corp.	1.9
14.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Financials	27.5
Industrials	14.3
Consumer Discretionary	12.5
Energy	12.2
Information Technology	6.4
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	96.4%
Bonds	1.7%
Short-Term Investments and Net Other Assets	1.9%

* Foreign investments	6.6%

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Steve Petersen, Portfolio Manager of Equity-Income Portfolio

Q. How did the fund perform, Steve?

A. For the 12-month period ending December 31, 2001, the fund marginally underperformed the Russell 3000® Value Index and the Lipper Inc. variable annuity equity income funds average, which fell 4.33% and 4.26%, respectively. The fund's underperformance was due primarily to its higher weighting in energy stocks and stock selection in pharmaceutical issues during the period.

Q. How did you position the fund in a difficult year for equities?

A. Throughout most of the period, I focused on cyclical and economically sensitive stocks. The fund's sector weightings stayed relatively the same throughout the period, with an emphasis on stocks of companies that were attractively valued and paid dividends. I looked to industrial stocks, which were among the cheapest stocks due to the recessionary environment. I also focused on financial stocks - the largest sector weighting in the portfolio - which delivered mixed performance in a slowing economy. Additionally, I was able to find attractively priced technology companies in the more conservative areas of the sector. I reduced the fund's exposure to health care stocks early in the period because they had performed very well and I wanted to lock in profits. However, the fund's pharmaceutical holdings were negatively affected by investors' concerns that the industry's future growth could be slower than in the past. The fund's large-cap orientation hurt performance relative to its peer group through much of the year, but during the fourth-quarter rally the fund performed better than the Russell index because of our slightly more aggressive stance.

Q. Which of your stock selections in these sectors helped performance?

A. Good performers included Bank of America, a larger holding, which went through a fairly long and difficult merger with NationsBank a few years ago. By focusing on cutting costs and streamlining operations following the merger, it avoided the riskier lending practices that came back to haunt some of its competitors this year when the economy slowed. Investors also gravitated to IBM, a steady and consistent performer that survived the volatile year in good shape. The company expanded its business services operations, which were not as affected by the slowing economy's technology fallout. IBM continued to meet earnings expectations, delivering better relative performance than many of its competitors. Staples and Office Depot benefited from their conservative approach this year after years of rapid expansion. Staples' Web site recently broke even in terms of profitability, and the company's acquisitions in Europe were doing well at the end of 2001. Office Depot also performed well by strengthening its share in existing markets.

Q. Which stocks hurt the fund's performance?

A. Although Fannie Mae's underlying fundamentals were intact throughout the period, its performance suffered late in the year as investors became increasingly interested in other companies that had greater potential to increase earnings growth. Halliburton, an energy services company involved in exploration and drilling, was hurt by the lower worldwide demand for oil and by asbestos-related litigation against several of its subsidiaries. Exxon Mobil was another large fund holding whose performance suffered from the declining global demand for oil. SBC Communications, a regional telephone company and a top fund holding, was hurt by the slowing growth in business and consumer lines, as well as lower demand for second telephone lines as customers substituted wireless phones and other types of providers for Internet access.

Q. What's your outlook, Steve?

A. I think it's becoming increasingly apparent that underlying business conditions are, if not actually improving, holding steady. The Federal Reserve Board's efforts to reduce interest rates and provide liquidity, combined with the U.S. government's tax reduction and economic stimulus programs, may be starting to work, which may have been reflected in the stock market's 2001 fourth-quarter rally. Hopefully, the economy will show more positive signs in 2002, with perhaps the first indicator being better first-quarter GDP growth. I am somewhat concerned about the potential for a stumble, given that we've already had a strong stock market recovery and technology stocks still look expensive. In general, though, economic trends look more positive, and the outlook for corporate earnings should improve.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks reasonable income while achieving a yield that exceeds the composite dividend yield of the S&P 500®; also considers the potential for capital appreciation

Start date: October 9, 1986

Size: as of December 31, 2001, more than $10.3 billion

Manager: Stephen Petersen, since 1997; joined Fidelity in 1980

3

Annual Report

Fidelity Variable Insurance Products: Equity-Income Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.6%
Auto Components - 0.5%
Johnson Controls, Inc.	328,900	$ 26,558,675
TRW, Inc.	524,600	19,431,184
		45,989,859
Automobiles - 0.4%
Ford Motor Co.	391,900	6,160,668
General Motors Corp.	738,600	35,895,960
		42,056,628
Hotels, Restaurants & Leisure - 2.1%
Harrah's Entertainment, Inc. (a)	407,730	15,090,087
Mandalay Resort Group (a)	889,100	19,026,740
McDonald's Corp.	2,280,400	60,362,188
MGM Mirage, Inc. (a)	1,814,070	52,372,201
Park Place Entertainment Corp. (a)	1,649,600	15,126,832
Six Flags, Inc. (a)	1,364,556	20,986,871
Starwood Hotels & Resorts Worldwide, Inc. unit	1,017,381	30,368,823
		213,333,742
Household Durables - 1.1%
Black & Decker Corp.	595,500	22,468,215
Maytag Corp.	1,100,820	34,158,445
Snap-On, Inc.	1,102,000	37,093,320
Whirlpool Corp.	270,900	19,865,097
		113,585,077
Media - 4.0%
Clear Channel Communications, Inc. (a)	1,003,500	51,088,185
Dow Jones & Co., Inc.	375,800	20,567,534
Fox Entertainment Group, Inc. Class A (a)	1,251,600	33,204,948
Gannett Co., Inc.	486,200	32,687,226
Liberty Media Corp. Class A (a)	1,430,200	20,022,800
News Corp. Ltd.:
ADR	297,734	9,470,919
sponsored ADR	303,867	8,040,321
Reader's Digest Association, Inc. Class A (non-vtg.)	1,357,303	31,326,553
Tribune Co.	991,100	37,096,873
Viacom, Inc. Class B (non-vtg.) (a)	3,261,318	143,987,190
Walt Disney Co.	1,342,900	27,824,888
		415,317,437
Multiline Retail - 1.7%
Big Lots, Inc.	864,056	8,986,185
Costco Wholesale Corp. (a)	94,690	4,202,342
Dillard's, Inc. Class A	658,900	10,542,400
Federated Department Stores, Inc. (a)	953,000	38,977,700
JCPenney Co., Inc.	164,500	4,425,050
Kmart Corp. (a)	1,245,375	6,799,748
Sears, Roebuck & Co.	554,100	26,397,324
Target Corp.	1,166,100	47,868,405
Wal-Mart Stores, Inc.	522,400	30,064,120
		178,263,274

	Shares	Value (Note 1)
Specialty Retail - 1.7%
Charming Shoppes, Inc. (a)	612,800	$ 3,253,968
Gap, Inc.	1,612,400	22,476,856
Office Depot, Inc. (a)	1,167,100	21,638,034
RadioShack Corp.	634,600	19,101,460
Staples, Inc. (a)	3,626,562	67,816,709
The Limited, Inc.	2,698,200	39,717,504
		174,004,531
Textiles & Apparel - 0.1%
Kellwood Co.	612,840	14,714,288
TOTAL CONSUMER DISCRETIONARY		1,197,264,836
CONSUMER STAPLES - 5.2%
Beverages - 0.2%
The Coca-Cola Co.	385,500	18,176,325
Food & Drug Retailing - 0.3%
Albertson's, Inc.	821,200	25,859,588
CVS Corp.	251,400	7,441,440
Rite Aid Corp. (a)	8,323	42,114
		33,343,142
Food Products - 0.5%
H.J. Heinz Co.	396,400	16,299,968
Kellogg Co.	613,500	18,466,350
Kraft Foods, Inc. Class A	624,400	21,248,332
		56,014,650
Household Products - 1.2%
Kimberly-Clark Corp.	1,215,300	72,674,940
Procter & Gamble Co.	646,400	51,149,632
		123,824,572
Personal Products - 1.8%
Avon Products, Inc.	915,600	42,575,400
Estee Lauder Companies, Inc. Class A	308,300	9,884,098
Gillette Co.	3,872,320	129,335,488
		181,794,986
Tobacco - 1.2%
Philip Morris Companies, Inc.	2,794,900	128,146,165
TOTAL CONSUMER STAPLES		541,299,840
ENERGY - 12.2%
Energy Equipment & Services - 1.8%
Baker Hughes, Inc.	1,658,000	60,467,260
Halliburton Co.	3,159,800	41,393,380
Schlumberger Ltd. (NY Shares)	1,508,800	82,908,560
		184,769,200
Oil & Gas - 10.4%
Anadarko Petroleum Corp.	136,900	7,782,765
BP PLC sponsored ADR	3,305,342	153,731,456
Burlington Resources, Inc.	512,900	19,254,266
ChevronTexaco Corp.	976,471	87,501,566
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Conoco, Inc.	3,142,815	$ 88,941,665
Devon Energy Corp.	293,965	11,361,734
Exxon Mobil Corp.	8,805,436	346,053,635
Royal Dutch Petroleum Co. (NY Shares)	1,934,900	94,848,798
TotalFinaElf SA:
Class B	448,000	62,935,040
sponsored ADR	2,183,396	153,361,735
USX - Marathon Group	1,491,400	44,742,000
		1,070,514,660
TOTAL ENERGY		1,255,283,860
FINANCIALS - 27.1%
Banks - 9.2%
Bank of America Corp.	2,438,190	153,484,061
Bank of New York Co., Inc.	3,077,800	125,574,240
Bank One Corp.	2,471,138	96,497,939
Comerica, Inc.	1,309,400	75,028,620
FleetBoston Financial Corp.	1,924,100	70,229,650
Huntington Bancshares, Inc.	60,200	1,034,838
Mellon Financial Corp.	2,266,900	85,280,778
PNC Financial Services Group, Inc.	706,400	39,699,680
U.S. Bancorp, Delaware	4,207,038	88,053,305
Wachovia Corp.	2,120,052	66,484,831
Wells Fargo & Co.	3,483,800	151,371,110
		952,739,052
Diversified Financials - 13.9%
American Express Co.	3,233,596	115,407,041
Brascan Corp. Class A (ltd. vtg.)	297,600	5,375,723
Charles Schwab Corp.	2,037,700	31,523,219
Citigroup, Inc.	7,517,820	379,499,531
Fannie Mae	4,652,500	369,873,750
Freddie Mac	747,100	48,860,340
Household International, Inc.	2,289,547	132,656,353
J.P. Morgan Chase & Co.	3,879,950	141,036,183
Kinder Morgan Management LLC	141,195	5,351,291
Merrill Lynch & Co., Inc.	1,210,800	63,106,896
Morgan Stanley Dean Witter & Co.	1,841,600	103,019,104
Nomura Holdings, Inc.	1,622,000	20,695,374
Washington Mutual Capital Trust unit (f)	339,000	16,314,375
		1,432,719,180
Insurance - 2.9%
ACE Ltd.	841,500	33,786,225
Allstate Corp.	1,480,900	49,906,330
American International Group, Inc.	702,550	55,782,470
Conseco, Inc. (a)	1,142,100	5,093,766
Hartford Financial Services Group, Inc.	1,560,100	98,021,083

	Shares	Value (Note 1)
Highlands Insurance Group, Inc. (a)	32,600	$ 3,586
Marsh & McLennan Companies, Inc.	294,400	31,633,280
Prudential Financial, Inc.	89,900	2,983,781
The Chubb Corp.	164,400	11,343,600
UnumProvident Corp.	543,700	14,413,487
		302,967,608
Real Estate - 1.1%
Crescent Real Estate Equities Co.	673,100	12,189,841
Equity Office Properties Trust	524,500	15,776,960
Equity Residential Properties Trust (SBI)	1,299,000	37,294,290
Liberty Property Trust (SBI)	884,250	26,394,863
Public Storage, Inc.	609,700	20,363,980
		112,019,934
TOTAL FINANCIALS		2,800,445,774
HEALTH CARE - 5.1%
Health Care Equipment & Supplies - 0.4%
Becton, Dickinson & Co.	680,800	22,568,520
Guidant Corp. (a)	301,380	15,008,724
		37,577,244
Health Care Providers & Services - 0.1%
McKesson Corp.	389,300	14,559,820
Pharmaceuticals - 4.6%
American Home Products Corp.	1,050,400	64,452,544
Bristol-Myers Squibb Co.	2,837,700	144,722,700
Eli Lilly & Co.	829,000	65,109,660
Merck & Co., Inc.	1,583,100	93,086,280
Pfizer, Inc.	661,700	26,368,745
Schering-Plough Corp.	2,129,530	76,258,469
		469,998,398
TOTAL HEALTH CARE		522,135,462
INDUSTRIALS - 14.1%
Aerospace & Defense - 2.7%
Boeing Co.	510,200	19,785,556
General Dynamics Corp.	287,700	22,912,428
Honeywell International, Inc.	2,740,325	92,677,792
Lockheed Martin Corp.	767,900	35,837,893
Northrop Grumman Corp.	191,500	19,305,115
Raytheon Co.	255,900	8,309,073
Rockwell Collins, Inc.	181,800	3,545,100
United Technologies Corp.	1,195,400	77,258,702
		279,631,659
Building Products - 0.4%
Masco Corp.	1,839,700	45,072,650
Commercial Services & Supplies - 1.8%
Avery Dennison Corp.	703,700	39,780,161
Ceridian Corp. (a)	454,000	8,512,500
IMS Health, Inc.	1,304,800	25,456,648
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
New England Business Service, Inc.	207,200	$ 3,967,880
Pitney Bowes, Inc.	1,181,300	44,428,693
R.R. Donnelley & Sons Co.	535,300	15,893,057
Republic Services, Inc. (a)	1,184,100	23,646,477
Viad Corp.	775,800	18,370,944
		180,056,360
Electrical Equipment - 0.3%
Rockwell International Corp.	1,863,700	33,285,682
Industrial Conglomerates - 4.2%
General Electric Co.	4,238,740	169,888,699
Minnesota Mining & Manufacturing Co.	356,400	42,130,044
Textron, Inc.	959,200	39,768,432
Tyco International Ltd.	3,126,846	184,171,229
		435,958,404
Machinery - 3.0%
Caterpillar, Inc.	1,120,200	58,530,450
Deere & Co.	1,138,650	49,713,459
Eaton Corp.	428,300	31,869,803
Illinois Tool Works, Inc.	514,400	34,835,168
Ingersoll-Rand Co.	1,074,144	44,909,961
Kennametal, Inc.	366,203	14,746,995
Milacron, Inc.	181,130	2,863,665
Navistar International Corp.	387,600	15,310,200
Parker Hannifin Corp.	1,047,700	48,099,907
Pentair, Inc.	300,200	10,960,302
		311,839,910
Road & Rail - 1.7%
Burlington Northern Santa Fe Corp.	2,998,700	85,552,911
CSX Corp.	660,400	23,147,020
Norfolk Southern Corp.	159,700	2,927,301
Union Pacific Corp.	1,015,900	57,906,300
		169,533,532
TOTAL INDUSTRIALS		1,455,378,197
INFORMATION TECHNOLOGY - 5.7%
Communications Equipment - 0.4%
Lucent Technologies, Inc.	911,600	5,733,964
Motorola, Inc.	2,536,200	38,093,724
		43,827,688
Computers & Peripherals - 2.3%
Compaq Computer Corp.	1,648,900	16,093,264
Dell Computer Corp. (a)	1,843,500	50,106,330
Hewlett-Packard Co.	2,648,000	54,389,920
International Business Machines Corp.	778,000	94,106,880
NCR Corp. (a)	227,100	8,370,906
Sun Microsystems, Inc. (a)	791,400	9,734,220
		232,801,520

	Shares	Value (Note 1)
Electronic Equipment & Instruments - 0.8%
Arrow Electronics, Inc. (a)	604,700	$ 18,080,530
Avnet, Inc.	851,730	21,693,563
Tektronix, Inc. (a)	274,200	7,068,876
Thermo Electron Corp.	1,539,600	36,734,856
		83,577,825
IT Consulting & Services - 0.3%
Computer Sciences Corp. (a)	215,100	10,535,598
Unisys Corp. (a)	1,722,317	21,597,855
		32,133,453
Semiconductor Equipment & Products - 1.1%
Intel Corp.	2,298,200	72,278,390
Micron Technology, Inc. (a)	723,300	22,422,300
National Semiconductor Corp. (a)	440,975	13,577,620
		108,278,310
Software - 0.8%
Computer Associates International, Inc.	728,400	25,122,516
Compuware Corp. (a)	389,700	4,594,563
Microsoft Corp. (a)	871,600	57,743,500
		87,460,579
TOTAL INFORMATION TECHNOLOGY		588,079,375
MATERIALS - 5.9%
Chemicals - 2.4%
Arch Chemicals, Inc.	352,800	8,184,960
Crompton Corp.	469,251	4,223,259
Dow Chemical Co.	1,112,300	37,573,494
E.I. du Pont de Nemours & Co.	1,024,149	43,536,574
Great Lakes Chemical Corp.	409,900	9,952,372
Hercules Trust II unit	15,700	6,142,625
Hercules, Inc. (a)	649,700	6,497,000
Lyondell Chemical Co.	821,000	11,764,930
Millennium Chemicals, Inc.	853,650	10,755,990
PolyOne Corp.	1,076,100	10,545,780
Praxair, Inc.	1,203,612	66,499,563
Solutia, Inc.	2,360,900	33,099,818
		248,776,365
Containers & Packaging - 0.2%
Smurfit-Stone Container Corp. (a)	1,242,900	19,849,113
Metals & Mining - 2.0%
Alcan, Inc.	820,900	29,476,272
Alcoa, Inc.	1,936,416	68,839,589
Allegheny Technologies, Inc.	636,350	10,658,863
Dofasco, Inc.	926,300	15,021,238
Newmont Mining Corp.	446,300	8,528,793
Nucor Corp.	540,900	28,646,064
Pechiney SA Series A	421,511	21,763,593
Phelps Dodge Corp.	811,800	26,302,320
		209,236,732
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 1.3%
Bowater, Inc.	798,600	$ 38,093,220
Georgia-Pacific Group	1,657,600	45,766,336
International Paper Co.	485,000	19,569,750
Weyerhaeuser Co.	469,900	25,412,192
		128,841,498
TOTAL MATERIALS		606,703,708
TELECOMMUNICATION SERVICES - 6.2%
Diversified Telecommunication Services - 6.2%
AT&T Corp.	4,479,321	81,254,883
BellSouth Corp.	5,040,599	192,298,852
BT Group PLC sponsored ADR	79,800	2,932,650
Qwest Communications International, Inc.	1,504,960	21,265,085
SBC Communications, Inc.	5,542,893	217,115,119
Verizon Communications, Inc.	2,592,502	123,040,145
		637,906,734
UTILITIES - 1.8%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	428,700	18,661,311
Cinergy Corp.	286,600	9,581,038
DPL, Inc.	532,354	12,819,084
Entergy Corp.	2,080,900	81,383,999
FirstEnergy Corp.	90,600	3,169,188
Niagara Mohawk Holdings, Inc. (a)	64,300	1,140,039
Northeast Utilities	1,648,400	29,061,292
Southern Co.	448,300	11,364,405
		167,180,356
Multi-Utilities - 0.2%
SCANA Corp.	788,500	21,943,955
TOTAL UTILITIES		189,124,311
TOTAL COMMON STOCKS (Cost $7,940,631,040)		9,793,622,097
Preferred Stocks - 1.5%

Convertible Preferred Stocks - 1.5%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. $1.8125 PIERS	388,400	9,224,500
Media - 0.2%
Cox Communications, Inc. $6.858 PRIZES	154,200	8,951,310
MediaOne Group, Inc. (Vodafone Group PLC) $3.04 PIES	317,100	8,601,338
		17,552,648
TOTAL CONSUMER DISCRETIONARY		26,777,148

	Shares	Value (Note 1)
FINANCIALS - 0.3%
Diversified Financials - 0.1%
Equity Securities Trust I (Cablevision Systems Corp. - NY Group Class A) $2.3725	193,300	$ 8,601,850
Xerox Capital Trust II $3.75 (f)	74,300	5,147,876
		13,749,726
Insurance - 0.2%
ACE Ltd. $4.125 PRIDES	225,800	18,522,374
Prudential Financial, Inc. $3.375 (a)	65,500	3,784,132
		22,306,506
TOTAL FINANCIALS		36,056,232
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Raytheon Co. $4.13	177,700	9,973,413
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.2%
Lucent Technologies, Inc. $80.00 (f)	5,660	6,258,545
Motorola, Inc. $3.50	273,200	12,702,980
		18,961,525
IT Consulting & Services - 0.1%
Electronic Data Systems Corp. $3.81	227,800	12,813,750
TOTAL INFORMATION TECHNOLOGY		31,775,275
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Georgia-Pacific Group $3.75 PEPS	314,100	9,721,395
UTILITIES - 0.4%
Electric Utilities - 0.3%
Cinergy Corp. $4.75 PRIDES	159,300	8,793,360
TXU Corp.:
$1.6575 PRIDES	398,400	9,960,000
$4.38	226,400	11,713,936
		30,467,296
Gas Utilities - 0.1%
NiSource, Inc. $3.875 PIES	299,300	13,618,150
TOTAL UTILITIES		44,085,446
TOTAL CONVERTIBLE PREFERRED STOCKS		158,388,909
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series M, $11.125	18,573	1,982,668
TOTAL PREFERRED STOCKS (Cost $161,885,228)		160,371,577
Corporate Bonds - 1.7%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 1.3%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.0%
Royal Caribbean Cruises Ltd. liquid yield option note 0% 2/2/21	Ba2	$ 15,369,000	$ 4,858,141
Media - 0.4%
Adelphia Communications Corp. 6% 2/15/06	B3	9,440,000	8,302,197
Cox Communications, Inc. 0.4259% 4/19/20	Baa3	26,600,000	11,318,300
Liberty Media Corp.3.5% 1/15/31 (f)	Baa3	11,400,000	8,649,750
News America, Inc. liquid yield option note 0% 2/28/21 (f)	Baa3	22,670,000	11,128,703
			39,398,950
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (f)	Ba3	5,080,000	5,702,300
Specialty Retail - 0.1%
Lowe's Companies, Inc. liquid yield option note 0% 2/16/21 (f)	A3	7,800,000	6,490,380
TOTAL CONSUMER DISCRETIONARY			56,449,771
FINANCIALS - 0.1%
Diversified Financials - 0.0%
JMH Finance Ltd. 4.75% 9/6/07 (f)	-	3,680,000	3,532,800
Insurance - 0.1%
Loews Corp. 3.125% 9/15/07	A2	5,340,000	4,566,715
TOTAL FINANCIALS			8,099,515
INDUSTRIALS - 0.1%
Machinery - 0.1%
SPX Corp.:
liquid yield option note 0% 2/6/21 (f)	Ba3	19,570,000	14,229,347
0% 2/6/21	Ba3	4,620,000	3,359,202
			17,588,549

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.2%
Corning, Inc. 3.5% 11/1/08	Baa1	$ 13,700,000	$ 15,419,898
Nortel Networks Corp. 4.25% 9/1/08 (f)	Baa2	4,800,000	4,629,024
			20,048,922
Computers & Peripherals - 0.1%
Quantum Corp. 7% 8/1/04	B2	7,730,000	6,802,400
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21 (f)	Baa2	6,670,000	7,462,730
Sanmina-SCI Corp. 0% 9/12/20	Ba3	480,000	178,176
			7,640,906
Semiconductor Equipment & Products - 0.0%
Teradyne, Inc. 3.75% 10/15/06 (f)	-	3,880,000	5,294,687
TOTAL INFORMATION TECHNOLOGY			39,786,915
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (f)	CCC	6,790,000	8,088,248
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc.:
5.25% 1/15/10 (f)	B1	8,950,000	5,404,010
5.25% 1/15/10	B1	3,350,000	2,022,730
			7,426,740
TOTAL CONVERTIBLE BONDS			137,439,738
Nonconvertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.0%
Domino's, Inc. 10.375% 1/15/09	B3	670,000	710,200
Extended Stay America, Inc. 9.875% 6/15/11	B2	640,000	659,200
International Game Technology 8.375% 5/15/09	Ba1	910,000	955,500
Park Place Entertainment Corp. 8.125% 5/15/11	Ba1	915,000	887,550
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	940,000	984,650
			4,197,100
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - 0.1%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3	$ 795,000	$ 763,200
Adelphia Communications Corp.:
10.25% 11/1/06	B2	80,000	80,800
10.25% 6/15/11	B2	1,060,000	1,049,400
10.875% 10/1/10	B2	80,000	81,400
CanWest Media, Inc. 10.625% 5/15/11	B2	785,000	832,100
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 0% 1/15/10 (e)	B2	1,445,000	1,018,725
Diamond Cable Communications PLC yankee 0% 2/15/07 (e)	Caa3	1,670,000	384,100
Nextmedia Operating, Inc. 10.75% 7/1/11 (f)	B3	720,000	741,600
Radio One, Inc. 8.875% 7/1/11	B3	1,190,000	1,237,600
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	15,000	14,100
Telewest PLC yankee 11% 10/1/07	B2	655,000	465,050
UIH Australia/Pacific, Inc. 14% 5/15/06 (d)	Ca	1,115,000	55,750
Yell Finance BV 0% 8/1/11 (e)	B2	760,000	448,400
			7,172,225
Specialty Retail - 0.0%
AutoNation, Inc. 9% 8/1/08 (f)	Ba2	600,000	612,000
TOTAL CONSUMER DISCRETIONARY			11,981,325
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Canandaigua Brands, Inc. 8.5% 3/1/09	Ba3	1,020,000	1,040,400
Food & Drug Retailing - 0.0%
Rite Aid Corp. 12.5% 9/15/06	B-	1,285,000	1,320,338
Food Products - 0.0%
Dean Foods Co.:
6.625% 5/15/09	Baa2	150,000	135,000
6.75% 6/15/05	Baa2	230,000	228,850
8.15% 8/1/07	Baa2	130,000	127,400
			491,250
TOTAL CONSUMER STAPLES			2,851,988

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ENERGY - 0.0%
Oil & Gas - 0.0%
Chesapeake Energy Corp. 8.125% 4/1/11	B1	$ 1,150,000	$ 1,109,750
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	720,000	662,400
10% 11/1/08 (f)	Ba3	490,000	514,500
			2,286,650
FINANCIALS - 0.0%
Diversified Financials - 0.0%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	1,055,000	1,094,563
Real Estate - 0.0%
Meditrust Corp. 7.82% 9/10/26	Ba3	735,000	723,975
TOTAL FINANCIALS			1,818,538
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
DaVita, Inc. 9.25% 4/15/11	B2	880,000	932,800
Service Corp. International (SCI) 6.5% 3/15/08	B1	720,000	626,400
Tenet Healthcare Corp. 8.125% 12/1/08	Ba1	855,000	910,575
			2,469,775
INDUSTRIALS - 0.0%
Building Products - 0.0%
American Standard, Inc. 7.125% 2/15/03	Ba2	605,000	614,075
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Crown Castle International Corp.:
9.375% 8/1/11	B3	340,000	311,950
10.75% 8/1/11	B3	570,000	558,600
			870,550
Electronic Equipment & Instruments - 0.0%
Fisher Scientific International, Inc. 7.125% 12/15/05	B1	800,000	788,000
TOTAL INFORMATION TECHNOLOGY			1,658,550
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - 0.1%
Chemicals - 0.0%
IMC Global, Inc. 10.875% 6/1/08	Ba1	$ 735,000	$ 782,775
Containers & Packaging - 0.1%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	660,000	699,600
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	540,000	507,600
7.8% 5/15/18	B3	160,000	132,000
7.85% 5/15/04	B3	160,000	155,200
8.1% 5/15/07	B3	90,000	81,000
			1,575,400
Metals & Mining - 0.0%
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	680,000	656,200
TOTAL MATERIALS			3,014,375
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.0%
NTL Communications Corp. 11.5% 10/1/08	B3	320,000	99,200
Triton PCS, Inc. 0% 5/1/08 (e)	B2	1,055,000	954,775
			1,053,975
Wireless Telecommunication Services - 0.1%
Echostar Broadband Corp. 10.375% 10/1/07	B1	1,460,000	1,518,400
Nextel Communications, Inc. 0% 10/31/07 (e)	B1	1,735,000	1,223,175
			2,741,575
TOTAL TELECOMMUNICATION SERVICES			3,795,550
UTILITIES - 0.1%
Electric Utilities - 0.1%
AES Corp.:
8% 12/31/08	Ba1	795,000	659,850
9.375% 9/15/10	Ba1	620,000	542,500
9.5% 6/1/09	Ba1	60,000	52,800

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	$ 915,000	$ 878,400
6.25% 3/1/04	B3	375,000	360,000
6.75% 10/1/23	B3	1,120,000	1,075,200
			3,568,750
Multi-Utilities - 0.0%
Enron Corp. 7.375% 5/15/19 (d)	Ca	520,000	98,800
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	425,000	442,000
			540,800
TOTAL UTILITIES			4,109,550
TOTAL NONCONVERTIBLE BONDS			34,600,376
TOTAL CORPORATE BONDS (Cost $175,277,651)			172,040,114
Floating Rate Loans - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Auto Components - 0.0%
Tenneco Automotive, Inc.:
Tranche B term loan 5.95% 12/30/07 (g)	B2	547,250	448,745
Tranche C term loan 6.2% 6/30/08 (g)	B2	547,250	448,745
			897,490
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 4.6875% 7/21/06 (g)	Ba3	675,029	668,279
Tranche C term loan 4.9194% 7/21/07 (g)	Ba3	810,035	801,934
			1,470,213
TOTAL FLOATING RATE LOANS (Cost $2,288,824)			2,367,703
Money Market Funds - 2.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (c)	197,091,501	$ 197,091,501
Fidelity Securities Lending Cash Central Fund, 1.93% (c)	5,908,800	5,908,800
TOTAL MONEY MARKET FUNDS (Cost $203,000,301)		203,000,301
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $8,483,083,044)	10,331,401,792
NET OTHER ASSETS - (0.1)%	(13,101,923)
NET ASSETS - 100%	$ 10,318,299,869
Security Type Abbreviations
PEPS	-	Participating Equity Preferred Shares/Premium Exchangeable Participating Shares
PIERS	-	Preferred Income Equity Redeemable Security
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
PRIZES	-	Participating Redeemable Indexed Zero-Premium Exchangeable Securities
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $110,200,875 or 1.1% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,786,649,410 and $2,478,959,379, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $183,147 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $3,458,750. The weighted average interest rate was 5.21%. Interest expense includes $2,001 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loans were outstanding amounted to $4,526,000. The weighted average interest rate was 5.31%. Interest expense includes $2,669 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $2,367,703 or 0.0% of net assets.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $8,487,022,190. Net unrealized appreciation aggregated $1,844,379,602, of which $2,567,493,643 related to appreciated investment securities and $723,114,041 related to depreciated investment securities.

The fund hereby designates approximately $493,631,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Fidelity Variable Insurance Products: Equity-Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $5,906,672) (cost $8,483,083,044) - See accompanying schedule		$ 10,331,401,792
Receivable for investments sold		2,294,697
Receivable for fund shares sold		13,528,608
Dividends receivable		13,566,529
Interest receivable		2,536,293
Other receivables		43,501
Total assets		10,363,371,420
Liabilities
Payable for investments purchased	$ 1,579,181
Payable for fund shares redeemed	32,711,040
Accrued management fee	4,067,840
Distribution fees payable	112,366
Other payables and accrued expenses	692,324
Collateral on securities loaned, at value	5,908,800
Total liabilities		45,071,551
Net Assets		$ 10,318,299,869
Net Assets consist of:
Paid in capital		$ 8,090,393,503
Undistributed net investment income		152,099,880
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		227,529,812
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,848,276,674
Net Assets		$ 10,318,299,869
Initial Class: Net Asset Value, offering price and redemption price per share ($9,256,205,291 ÷ 406,950,402 shares)		$22.75
Service Class: Net Asset Value, offering price and redemption price per share ($836,016,927 ÷ 36,875,672 shares)		$22.67
Service Class 2: Net Asset Value, offering price and redemption price per share ($226,077,651 ÷ 10,009,195 shares)		$22.59

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 198,279,609
Interest		15,284,496
Security lending		250,061
		213,814,166
Less foreign taxes withheld		(2,487,006)
Total income		211,327,160
Expenses
Management fee	$ 49,568,227
Transfer agent fees	6,884,172
Distribution fees	1,025,224
Accounting and security lending fees	889,583
Non-interested trustees' compensation	3,935
Custodian fees and expenses	178,814
Registration fees	4,929
Audit	74,491
Legal	66,215
Interest	4,670
Miscellaneous	2,623,654
Total expenses before reductions	61,323,914
Expense reductions	(1,355,145)	59,968,769
Net investment income		151,358,391
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	232,993,751
Foreign currency transactions	(101,176)	232,892,575
Change in net unrealized appreciation (depreciation) on:
Investment securities	(947,174,552)
Assets and liabilities in foreign currencies	(6,114)	(947,180,666)
Net gain (loss)		(714,288,091)
Net increase (decrease) in net assets resulting from operations		$ (562,929,700)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 151,358,391	$ 172,079,690
Net realized gain (loss)	232,892,575	500,168,037
Change in net unrealized appreciation (depreciation)	(947,180,666)	94,926,588
Net increase (decrease) in net assets resulting from operations	(562,929,700)	767,174,315
Distributions to shareholders From net investment income	(175,168,717)	(187,986,087)
From net realized gain	(493,630,239)	(694,753,499)
Total distributions	(668,798,956)	(882,739,586)
Share transactions - net increase (decrease)	906,134,648	(692,163,922)
Total increase (decrease) in net assets	(325,594,008)	(807,729,193)
Net Assets
Beginning of period	10,643,893,877	11,451,623,070
End of period (including undistributed net investment income of $152,099,880 and $170,138,206, respectively)	$ 10,318,299,869	$ 10,643,893,877

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	89,050,962	$ 2,064,705,585	45,973,673	$ 1,098,402,964
Reinvested	25,863,825	625,387,269	38,143,296	847,544,035
Redeemed	(98,534,150)	(2,255,942,678)	(121,903,326)	(2,861,778,639)
Net increase (decrease)	16,380,637	$ 434,150,176	(37,786,357)	$ (915,831,640)
Service Class Sold	13,139,614	$ 303,254,722	9,905,652	$ 235,854,814
Reinvested	1,673,997	40,376,818	1,585,963	35,176,653
Redeemed	(2,882,957)	(64,472,868)	(3,590,373)	(84,741,881)
Net increase (decrease)	11,930,654	$ 279,158,672	7,901,242	$ 186,289,586
Service Class 2 A Sold	9,931,367	$ 225,467,799	1,666,464	$ 39,694,526
Reinvested	126,086	3,034,869	852	18,898
Redeemed	(1,618,683)	(35,676,868)	(96,891)	(2,335,292)
Net increase (decrease)	8,438,770	$ 192,825,800	1,570,425	$ 37,378,132
Distributions From net investment income Initial Class		$ 164,164,158		$ 180,623,926
Service Class		10,221,979		7,358,208
Service Class 2 A		782,580		3,953
Total		$ 175,168,717		$ 187,986,087
From net realized gain Initial Class		$ 461,223,111		$ 666,920,109
Service Class		30,154,839		27,818,445
Service Class 2 A		2,252,289		14,945
Total		$ 493,630,239		$ 694,753,499
		$ 668,798,956		$ 882,739,586

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 25.52	$ 25.71	$ 25.42	$ 24.28	$ 21.03
Income from Investment Operations
Net investment income E	.34	.40	.41	.38	.36
Net realized and unrealized gain (loss)	(1.51)	1.46	1.10	2.31	5.06
Total from investment operations	(1.17)	1.86	1.51	2.69	5.42
Less Distributions
From net investment income	(.42)	(.44) G	(.38)	(.34)	(.36)
From net realized gain	(1.18)	(1.61) G	(.84)	(1.21)	(1.81)
Total distributions	(1.60)	(2.05)	(1.22)	(1.55)	(2.17)
Net asset value, end of period	$ 22.75	$ 25.52	$ 25.71	$ 25.42	$ 24.28
Total Return C, D	(4.96)%	8.42%	6.33%	11.63%	28.11%
Ratios to Average Net Assets H
Expenses before expense reductions	.58%	.56%	.57%	.58%	.58%
Expenses net of voluntary waivers, if any	.58%	.56%	.57%	.58%	.58%
Expenses net of all reductions	.57%	.55%	.56%	.57%	.57%
Net investment income	1.47%	1.68%	1.57%	1.58%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,256,205	$ 9,969,086	$ 11,014,291	$ 11,409,912	$ 10,106,742
Portfolio turnover rate	24%	22%	27%	28%	44%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 25.45	$ 25.66	$ 25.39	$ 24.27	$ 23.44
Income from Investment Operations
Net investment income E	.31	.37	.38	.36	.05
Net realized and unrealized gain (loss)	(1.51)	1.46	1.11	2.31	.78
Total from investment operations	(1.20)	1.83	1.49	2.67	.83
Less Distributions
From net investment income	(.40)	(.43) G	(.38)	(.34)	-
From net realized gain	(1.18)	(1.61) G	(.84)	(1.21)	-
Total distributions	(1.58)	(2.04)	(1.22)	(1.55)	-
Net asset value, end of period	$ 22.67	$ 25.45	$ 25.66	$ 25.39	$ 24.27
Total Return B, C, D	(5.09)%	8.30%	6.25%	11.54%	3.54%
Ratios to Average Net Assets H
Expenses before expense reductions	.68%	.66%	.67%	.68%	.68% A
Expenses net of voluntary waivers, if any	.68%	.66%	.67%	.68%	.68% A
Expenses net of all reductions	.67%	.65%	.66%	.67%	.65% A
Net investment income	1.37%	1.58%	1.47%	1.51%	1.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 836,017	$ 634,897	$ 437,332	$ 225,145	$ 5,328
Portfolio turnover rate	24%	22%	27%	28%	44%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 25.41	$ 25.18
Income from Investment Operations
Net investment income E	.27	.32
Net realized and unrealized gain (loss)	(1.50)	1.95
Total from investment operations	(1.23)	2.27
Less Distributions
From net investment income	(.41)	(.43) G
From net realized gain	(1.18)	(1.61) G
Total distributions	(1.59)	(2.04)
Net asset value, end of period	$ 22.59	$ 25.41
Total Return B, C, D	(5.23)%	10.19%
Ratios to Average Net Assets H
Expenses before expense reductions	.84%	.83% A
Expenses net of voluntary waivers, if any	.84%	.83% A
Expenses net of all reductions	.83%	.82% A
Net investment income	1.21%	1.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 226,078	$ 39,911
Portfolio turnover rate	24%	22%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Equity-Income Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Equity-Income Portfolio (the fund) is a fund of Variable Insurance Products Fund, (the trust) (referred to in this report as Fidelity Variable Insurance Products: Equity-Income Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, market discount, contingent interest, non-taxable dividends and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001 undistributed net income and undistributed accumulated gain on a tax basis was as follows:

Undistributed ordinary income	$ 173,360,104
Undistributed long-term capital gains	$ 208,724,239

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Initial Class	$ 164,164,158	$ 461,223,111
Service Class	10,221,979	30,154,839
Service Class 2	782,580	2,252,289
	$ 175,168,717	$ 493,630,239

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $137,981 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .20% of the fund's average net assets and a group fee rate that averaged ..28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

Equity-Income Portfolio

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 723,293
Service Class 2	301,931
$ 1,025,224

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 6,308,392
Service Class	485,933
Service Class 2	89,847
$ 6,884,172

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,810,265 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $1,353,005 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,140.

9. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, held 13% of the total outstanding shares of the fund. In addition, one unaffiliated insurance company held 26% of the total outstanding shares of the fund.

Equity-Income Portfolio

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and the Shareholders of Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Equity-Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1981

President of VIP Equity-Income. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Equity-Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Equity-Income Portfolio

Trustees and Officers - continued

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (42)

Year of Election or Appointment: 2001

Vice President of VIP Equity-Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000. He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and Group Leader of Fidelity's Asset Allocation Group (2000) and Fidelity's Income Growth Group (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Bond Funds (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Stephen R. Petersen (45)

Year of Election or Appointment: 1997

Vice President of VIP Equity-Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Petersen managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Equity-Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Equity-Income. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Equity-Income. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of VIP Equity-Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Equity-Income. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Equity-Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Equity-Income Portfolio

Distributions

The Board of Trustees of Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	2/8/02	2/8/02	$.36	$.49
Service Class	2/8/02	2/8/02	$.34	$.49
Service Class 2	2/8/02	2/8/02	$.34	$.49

Initial Class designates 100%; Service Class designates 77%; and Service Class 2 designates 95% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Annual Report

Equity-Income Portfolio

Equity-Income Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPEI-ANN-0202 154169
1.540027.104

Fidelity® Variable Insurance Products:

Growth Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance and Investment Summary	<Click Here>	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity ® VIP: Growth - Initial Class	-17.67%	11.66%	13.40%
Russell 3000 ® Growth Index	-19.63%	7.72%	10.41%
Variable Annuity Growth Funds Average	-17.50%	8.64%	11.64%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000 ® Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Portfolio - Initial Class on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $35,156 - a 251.56% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,924 - a 169.24% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	6.1
Pfizer, Inc.	4.3
Intel Corp.	4.2
General Electric Co.	2.7
Wal-Mart Stores, Inc.	2.4
19.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Information Technology	32.2
Health Care	18.6
Consumer Discretionary	16.1
Financials	10.3
Industrials	8.9
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	99.4%
Short-Term Investments and Net Other Assets	0.6%

* Foreign investments 6.2%

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Growth - Service Class	-17.74%	11.56%	13.35%
Russell 3000® Growth Index	-19.63%	7.72%	10.41%
Variable Annuity Growth Funds Average	-17.50%	8.64%	11.64%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Growth Portfolio - Service Class on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $35,013 - a 250.13% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,924 - a 169.24% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	6.1
Pfizer, Inc.	4.3
Intel Corp.	4.2
General Electric Co.	2.7
Wal-Mart Stores, Inc.	2.4
19.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Information Technology	32.2
Health Care	18.6
Consumer Discretionary	16.1
Financials	10.3
Industrials	8.9
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	99.4%
Short-Term Investments and Net Other Assets	0.6%

* Foreign investments 6.2%

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Growth - Service Class 2	-17.87%	11.49%	13.31%
Russell 3000® Growth Index	-19.63%	7.72%	10.41%
Variable Annuity Growth Funds Average	-17.50%	8.64%	11.64%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Russell 3000® Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 299 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Portfolio - Service Class 2 on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $34,898 - a 248.98% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,924 - a 169.24% increase.

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	6.1
Pfizer, Inc.	4.3
Intel Corp.	4.2
General Electric Co.	2.7
Wal-Mart Stores, Inc.	2.4
19.7
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Information Technology	32.2
Health Care	18.6
Consumer Discretionary	16.1
Financials	10.3
Industrials	8.9
Asset Allocation as of December 31, 2001
% of fund's net assets *
Stocks	99.4%
Short-Term Investments and Net Other Assets	0.6%

* Foreign investments 6.2%

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jennifer Uhrig, Portfolio Manager of Growth Portfolio

Q. How did the fund perform, Jennifer?

A. For the 12 months that ended December 31, 2001, the fund outperformed the Russell 3000 Growth Index which returned -19.63% and slightly trailed the variable annuity growth funds average, which returned -17.50% according to Lipper Inc.

Q. Why did the fund beat its index, but trail its Lipper peer average during the period?

A. The fund's relatively light exposure to technology stocks explains the difference in both cases. I kept the fund's tech weighting below that of the Russell 3000 during the period, which helped relative to the index as growth stocks - particularly in the tech sector - struggled. Many of the fund's peers, however, appeared to be less committed to the growth style of investing, and my hunch is that many competitors went even lighter on tech stocks.

Q. Technology stocks still accounted for nearly one-third of the fund's investments during the period. What was your strategy within the sector?

A. Two areas of focus were semiconductors and PCs. Semiconductor fundamentals began to look attractive again, as chip customers trimmed inventories they had stockpiled during the 1990s bubble - when supply was tight and customers were afraid of not being able to obtain parts. When the bubble burst, many semiconductor companies produced below-end-demand levels to help reduce inventories. I started adding to semiconductor positions - such as Intel and Micron Technology - late in the summer as it began to look as if this artificially low production could be nearing an end. The September 11 tragedy, however, overshadowed these developments by threatening to delay the economic recovery, and the fund's semiconductor positions produced mixed results. On the PC front, I saw several positives. New products from Microsoft and Intel - as well as the aging of corporate PCs purchased in preparation for the year 2000 changeover - could all bode well for the industry. With this in mind, I added to our positions in both Microsoft and Dell Computer. Microsoft was a strong performer during the period, while Dell lagged.

Q. Considering the environment, it seems as though pharmaceutical stocks - with their defensive characteristics - would have thrived during the period. Was this the case?

A. Unfortunately, that model didn't hold true to form as it was an atypical year for most of the big drug stocks. Drug companies tend to offer relatively stable earnings growth during periods of economic weakness, but this time patent expirations - combined with difficulty getting new drugs approved - led to earnings disappointments within the group. Bristol-Myers Squibb, for example, suffered several legal setbacks surrounding patents on its diabetes drug, Glucophage, and Schering-Plough had to contend with manufacturing issues, which led to delays in the approval of its new allergy medicine, Clarinex. Both stocks, along with Merck, were disappointing. Pfizer - the fund's largest drug position - declined only marginally as the company managed to successfully deliver its original earnings projections. I also made ill-timed bets on several biotechnology stocks during the period, including Amgen and Human Genome Sciences, which performed poorly as investors looked to companies with better near-term earnings prospects. Two areas in health care that did perform well were hospitals and drug distributors. These companies benefited as demand for their products and services was relatively independent of the economy. Two solid performers in these areas were Tenet Healthcare and McKesson.

Q. Your highest weighting during the period - relative to the index - was in financial stocks. How did this group fare?

A. Finance stocks helped performance overall, as the group responded well to the 11 interest rate cuts that occurred during the period. As for my strategy within finance, I entered the period in a cautious mindset, and shifted to a more aggressive stance as the period progressed. Early on, for example, I focused on defensive areas within finance - such as mortgage lenders Fannie Mae and Freddie Mac - that benefited from lower interest rates and increased refinancing activity. The fund also was helped by its positions in banks, including Bank of America, which saw reduced borrowing costs due to the Fed rate cuts. As I began to believe the worst was over for the economy, I added to the fund's brokerage positions. This move hurt the fund following September 11, but stocks such as Citigroup began to come back toward the end of November.

Q. Which other stocks influenced fund returns?

A. Two retail names that helped were AutoZone and home-improvement chain Lowe's, which continued to compete effectively with Home Depot. Additional disappointments included Internet infrastructure stocks such as Cisco Systems, Sun Microsystems and EMC.

Q. What's your outlook, Jennifer?

A. I'm reasonably optimistic that growth stocks will come back into favor at some point in 2002. We're coming off a dramatic stretch of underperformance for growth versus the broader market, so now may be a good time to own these types of stocks. We've also had an unprecedented number of rate cuts in one year, and this powerful stimulus may begin to have a positive economic impact soon. It's too early to tell for sure, but I do see some encouraging signs.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential

Start date: October 9, 1986

Size: as of December 31, 2001, more than $13.3 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.1%
Auto Components - 0.1%
Cooper Tire & Rubber Co.	1,356,000	$ 21,641,760
Automobiles - 0.1%
Nissan Motor Co. Ltd.	1,890,000	9,976,076
Hotels, Restaurants & Leisure - 1.4%
Brinker International, Inc. (a)	1,212,450	36,082,512
Harrah's Entertainment, Inc. (a)	261,400	9,674,414
McDonald's Corp.	1,398,700	37,023,589
Outback Steakhouse, Inc. (a)	1,127,810	38,627,493
Tricon Global Restaurants, Inc. (a)	893,850	43,977,420
Wendy's International, Inc.	550,000	16,043,500
		181,428,928
Household Durables - 2.6%
Black & Decker Corp.	874,140	32,981,302
Centex Corp.	566,000	32,312,940
D.R. Horton, Inc.	1,368,800	44,431,248
KB Home	246,800	9,896,680
Leggett & Platt, Inc.	1,149,300	26,433,900
Lennar Corp.	770,200	36,060,764
Maytag Corp.	1,057,070	32,800,882
Nintendo Co. Ltd.	93,600	16,314,421
Pulte Homes, Inc.	1,140,500	50,946,135
Sony Corp.	812,900	36,661,788
Whirlpool Corp.	382,000	28,012,060
		346,852,120
Leisure Equipment & Products - 0.8%
Hasbro, Inc.	2,461,500	39,950,145
Mattel, Inc.	3,595,400	61,840,880
		101,791,025
Media - 2.1%
AOL Time Warner, Inc. (a)	4,128,452	132,523,309
Clear Channel Communications, Inc. (a)	1,040,600	52,976,946
Viacom, Inc. Class B (non-vtg.) (a)	2,055,625	90,755,844
		276,256,099
Multiline Retail - 4.1%
Dillard's, Inc. Class A	1,200,730	19,211,680
Family Dollar Stores, Inc.	1,386,800	41,576,264
JCPenney Co., Inc.	2,448,100	65,853,890
Kmart Corp. (a)	7,997,500	43,666,350
Kohls Corp. (a)	385,900	27,182,796
Sears, Roebuck & Co.	595,180	28,354,375
Wal-Mart Stores, Inc.	5,649,100	325,105,705
		550,951,060
Specialty Retail - 4.5%
Abercrombie & Fitch Co. Class A (a)	1,655,900	43,931,027
AutoZone, Inc. (a)	721,500	51,803,700
Bed Bath & Beyond, Inc. (a)	414,600	14,054,940
Best Buy Co., Inc. (a)	1,033,600	76,982,528
Home Depot, Inc.	4,141,200	211,242,612
Lowe's Companies, Inc.	3,149,100	146,149,731

	Shares	Value (Note 1)
Office Depot, Inc. (a)	1,820,500	$ 33,752,070
Toys 'R' Us, Inc. (a)	1,394,580	28,923,589
		606,840,197
Textiles & Apparel - 0.4%
NIKE, Inc. Class B	859,400	48,332,656
TOTAL CONSUMER DISCRETIONARY		2,144,069,921
CONSUMER STAPLES - 4.8%
Beverages - 2.6%
Pepsi Bottling Group, Inc.	2,322,800	54,585,800
PepsiAmericas, Inc.	277,100	3,823,980
PepsiCo, Inc.	2,775,380	135,133,252
The Coca-Cola Co.	3,212,200	151,455,230
		344,998,262
Food & Drug Retailing - 0.0%
Rite Aid Corp. (a)	1,167,290	5,906,487
Food Products - 0.5%
Kellogg Co.	768,620	23,135,462
Kraft Foods, Inc. Class A	1,355,300	46,120,859
		69,256,321
Household Products - 0.3%
Procter & Gamble Co.	451,260	35,708,204
Personal Products - 0.5%
Gillette Co.	1,803,500	60,236,900
Tobacco - 0.9%
Philip Morris Companies, Inc.	2,591,300	118,811,105
TOTAL CONSUMER STAPLES		634,917,279
ENERGY - 3.8%
Energy Equipment & Services - 3.7%
Baker Hughes, Inc.	1,698,070	61,928,613
BJ Services Co. (a)	1,989,660	64,564,467
Cooper Cameron Corp. (a)	425,100	17,157,036
ENSCO International, Inc.	438,900	10,906,665
Global Industries Ltd. (a)	3,357,800	29,884,420
Nabors Industries, Inc. (a)	1,097,410	37,674,085
National-Oilwell, Inc. (a)	1,373,100	28,299,591
Noble Drilling Corp. (a)	257,000	8,748,280
Schlumberger Ltd. (NY Shares)	1,148,300	63,099,085
Smith International, Inc. (a)	655,250	35,134,505
Tidewater, Inc.	924,100	31,326,990
Transocean Sedco Forex, Inc.	915,900	30,975,738
Varco International, Inc. (a)	1,543,900	23,127,622
Weatherford International, Inc. (a)	1,309,540	48,793,460
		491,620,557
Oil & Gas - 0.1%
Noble Affiliates, Inc.	394,000	13,904,260
TOTAL ENERGY		505,524,817
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 10.3%
Banks - 1.9%
Bank of America Corp.	538,600	$ 33,904,870
Bank One Corp.	2,695,590	105,262,790
FleetBoston Financial Corp.	1,099,752	40,140,948
Wells Fargo & Co.	1,624,900	70,601,905
		249,910,513
Diversified Financials - 6.4%
American Express Co.	4,487,200	160,148,168
Charles Schwab Corp.	2,527,150	39,095,011
Citigroup, Inc.	3,134,210	158,214,921
Daiwa Securities Group, Inc.	6,360,000	33,280,472
Fannie Mae	1,028,800	81,789,600
Freddie Mac	1,353,700	88,531,980
Goldman Sachs Group, Inc.	679,100	62,986,525
Merrill Lynch & Co., Inc.	1,187,200	61,876,864
Morgan Stanley Dean Witter & Co.	1,261,200	70,551,528
Nikko Cordial Corp.	9,640,000	42,829,799
Nomura Holdings, Inc.	4,038,000	51,521,528
		850,826,396
Insurance - 2.0%
AFLAC, Inc.	1,396,820	34,305,899
American International Group, Inc.	2,990,866	237,474,760
Prudential Financial, Inc.	101,200	3,358,828
		275,139,487
TOTAL FINANCIALS		1,375,876,396
HEALTH CARE - 18.6%
Biotechnology - 2.7%
Abgenix, Inc. (a)	1,181,842	39,757,165
Alkermes, Inc. (a)	1,145,900	30,205,924
Amgen, Inc. (a)	1,369,500	77,294,580
Cambridge Antibody Technology Group PLC (a)	1,012,375	28,419,067
Geneprot, Inc. (c)	826,000	9,086,000
Human Genome Sciences, Inc. (a)	1,208,400	40,747,248
Medarex, Inc. (a)	1,158,500	20,806,660
Millennium Pharmaceuticals, Inc. (a)	2,555,380	62,632,364
Protein Design Labs, Inc. (a)	1,233,600	40,462,080
QLT, Inc. (a)	386,800	9,842,548
		359,253,636
Health Care Equipment & Supplies - 2.0%
Baxter International, Inc.	1,194,400	64,055,672
Boston Scientific Corp. (a)	1,336,300	32,231,556
Medtronic, Inc.	3,167,000	162,182,070
Zimmer Holdings, Inc. (a)	220,650	6,738,651
		265,207,949
Health Care Providers & Services - 1.8%
Cardinal Health, Inc.	689,700	44,596,002
HCA, Inc.	695,000	26,785,300

	Shares	Value (Note 1)
McKesson Corp.	3,006,400	$ 112,439,360
Tenet Healthcare Corp. (a)	1,046,600	61,456,352
		245,277,014
Pharmaceuticals - 12.1%
Abbott Laboratories	1,935,400	107,898,550
American Home Products Corp.	2,991,200	183,540,032
Bristol-Myers Squibb Co.	1,306,600	66,636,600
Elan Corp. PLC sponsored ADR (a)	695,550	31,341,483
Eli Lilly & Co.	704,600	55,339,284
Forest Laboratories, Inc. (a)	592,800	48,579,960
ImClone Systems, Inc. (a)	292,747	13,601,026
Johnson & Johnson	2,683,500	158,594,850
King Pharmaceuticals, Inc. (a)	810,100	34,129,513
Merck & Co., Inc.	1,150,260	67,635,288
Pfizer, Inc.	14,486,385	577,282,442
Pharmacia Corp.	2,193,200	93,539,980
Schering-Plough Corp.	4,666,800	167,118,108
		1,605,237,116
TOTAL HEALTH CARE		2,474,975,715
INDUSTRIALS - 8.9%
Aerospace & Defense - 0.6%
Lockheed Martin Corp.	545,200	25,444,484
Northrop Grumman Corp.	501,800	50,586,458
United Defense Industries, Inc.	43,600	917,780
		76,948,722
Airlines - 0.9%
AMR Corp. (a)	1,038,400	23,021,328
Delta Air Lines, Inc.	1,714,800	50,175,048
Northwest Airlines Corp. (a)	1,574,000	24,711,800
UAL Corp.	1,383,100	18,671,850
		116,580,026
Commercial Services & Supplies - 1.8%
Automatic Data Processing, Inc.	1,410,800	83,096,120
Cintas Corp.	40,000	1,920,000
Concord EFS, Inc. (a)	2,276,900	74,636,782
First Data Corp.	906,800	71,138,460
Herman Miller, Inc.	245,856	5,816,953
ServiceMaster Co.	613,900	8,471,820
		245,080,135
Construction & Engineering - 0.4%
Fluor Corp.	1,658,110	62,013,314
Electrical Equipment - 0.3%
Mitsubishi Electric Corp.	9,338,000	35,956,298
Industrial Conglomerates - 3.3%
General Electric Co.	9,030,340	361,936,027
Minnesota Mining & Manufacturing Co.	620,180	73,311,478
		435,247,505
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - 0.2%
Illinois Tool Works, Inc.	506,300	$ 34,286,636
Road & Rail - 1.4%
Burlington Northern Santa Fe Corp.	1,802,200	51,416,766
Canadian National Railway Co.	1,245,010	59,997,655
Union Pacific Corp.	1,284,550	73,219,350
		184,633,771
TOTAL INDUSTRIALS		1,190,746,407
INFORMATION TECHNOLOGY - 32.2%
Communications Equipment - 3.6%
Brocade Communications System, Inc. (a)	908,300	30,082,896
CIENA Corp. (a)	2,297,500	32,877,225
Cisco Systems, Inc. (a)	11,711,020	212,086,572
Emulex Corp. (a)	149,500	5,906,745
JDS Uniphase Corp. (a)	3,461,400	30,044,952
Juniper Networks, Inc. (a)	1,725,900	32,705,805
Lucent Technologies, Inc.	1,945,600	12,237,824
McDATA Corp. Class A (a)	481,000	11,784,500
Motorola, Inc.	4,758,400	71,471,168
Nokia Corp. sponsored ADR	635,900	15,598,627
QUALCOMM, Inc. (a)	406,000	20,503,000
Tellium, Inc.	22,400	139,552
		475,438,866
Computers & Peripherals - 4.5%
Apple Computer, Inc. (a)	1,654,300	36,229,170
Dell Computer Corp. (a)	5,237,400	142,352,532
EMC Corp. (a)	2,080,460	27,961,382
International Business Machines Corp.	2,609,700	315,669,312
Network Appliance, Inc. (a)	1,536,000	33,592,320
Sun Microsystems, Inc. (a)	3,115,200	38,316,960
		594,121,676
Electronic Equipment & Instruments - 1.3%
Agilent Technologies, Inc. (a)	2,555,060	72,844,761
Amphenol Corp. Class A (a)	694,400	33,365,920
Arrow Electronics, Inc. (a)	645,500	19,300,450
Avnet, Inc.	1,345,900	34,280,073
Jabil Circuit, Inc. (a)	364,400	8,279,168
		168,070,372
Internet Software & Services - 0.4%
Openwave Systems, Inc. (a)	674,500	6,603,355
Yahoo!, Inc. (a)	2,787,200	49,444,928
		56,048,283
Semiconductor Equipment & Products - 14.0%
Advanced Micro Devices, Inc. (a)	2,970,500	47,112,130
Agere Systems, Inc. Class A	11,231,100	63,904,959
Altera Corp. (a)	826,580	17,540,028

	Shares	Value (Note 1)
Analog Devices, Inc. (a)	2,152,800	$ 95,562,792
Applied Materials, Inc. (a)	1,850,200	74,193,020
ASML Holding NV (NY Shares) (a)	3,028,300	51,632,515
Atmel Corp. (a)	3,166,100	23,334,157
Chartered Semiconductor Manufacturing Ltd. ADR (a)	1,909,700	50,490,558
Integrated Circuit Systems, Inc. (a)	858,100	19,384,479
Integrated Device Technology, Inc. (a)	804,000	21,378,360
Intel Corp.	17,872,400	562,086,980
International Rectifier Corp. (a)	488,400	17,035,392
Intersil Corp. Class A (a)	663,600	21,401,100
KLA-Tencor Corp. (a)	1,265,120	62,699,347
LAM Research Corp. (a)	1,708,400	39,669,048
Lattice Semiconductor Corp. (a)	1,380,800	28,403,056
Linear Technology Corp.	482,500	18,836,800
Marvell Technology Group Ltd. (a)	1,095,700	39,247,974
Maxim Integrated Products, Inc. (a)	554,500	29,116,795
Micron Technology, Inc. (a)	3,346,800	103,750,800
National Semiconductor Corp. (a)	1,782,820	54,893,028
Novellus Systems, Inc. (a)	324,100	12,785,745
NVIDIA Corp. (a)	904,900	60,537,810
PMC-Sierra, Inc. (a)	38,900	827,014
QLogic Corp. (a)	524,437	23,342,691
Semtech Corp. (a)	861,900	30,761,211
Silicon Storage Technology, Inc. (a)	86,700	835,788
STMicroelectronics NV (NY Shares)	316,000	10,007,720
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	4,120,720	70,752,762
Teradyne, Inc. (a)	1,811,200	54,589,568
Texas Instruments, Inc.	3,125,150	87,504,200
United Microelectronics Corp. sponsored ADR	5,153,500	49,473,600
Xilinx, Inc. (a)	542,500	21,184,625
		1,864,276,052
Software - 8.4%
Adobe Systems, Inc.	414,700	12,876,435
Cerner Corp. (a)	377,200	18,833,596
Computer Associates International, Inc.	1,788,200	61,675,018
Compuware Corp. (a)	3,880,500	45,751,095
Electronic Arts, Inc. (a)	672,600	40,322,370
Microsoft Corp. (a)	12,214,423	809,205,523
Nassda Corp.	7,600	170,924
Oracle Corp. (a)	3,346,170	46,210,608
Red Hat, Inc. (a)	2,231,599	15,844,353
Synopsys, Inc. (a)	457,200	27,006,804
VERITAS Software Corp. (a)	1,019,300	45,695,219
		1,123,591,945
TOTAL INFORMATION TECHNOLOGY		4,281,547,194
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 0.4%
Chemicals - 0.3%
Lyondell Chemical Co.	3,010,600	$ 43,141,898
Construction Materials - 0.1%
Lafarge North America, Inc.	183,621	6,898,641
TOTAL MATERIALS		50,040,539
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 2.6%
AT&T Corp.	5,985,600	108,578,784
BellSouth Corp.	1,141,010	43,529,532
Qwest Communications International, Inc.	6,774,400	95,722,272
SBC Communications, Inc.	1,515,023	59,343,451
TeraBeam Networks (c)	60,800	60,800
Time Warner Telecom, Inc. Class A (a)	1,724,200	30,501,098
		337,735,937
Wireless Telecommunication Services - 1.4%
Nextel Communications, Inc. Class A (a)	3,818,570	41,851,527
Sprint Corp. - PCS Group Series 1 (a)	1,534,280	37,451,775
Vodafone Group PLC	43,004,311	110,435,305
		189,738,607
TOTAL TELECOMMUNICATION SERVICES		527,474,544
UTILITIES - 0.3%
Electric Utilities - 0.3%
AES Corp. (a)	2,081,000	34,024,350
TOTAL COMMON STOCKS (Cost $11,503,551,605)		13,219,197,162
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (c) (Cost $1,528,257)	88,646	140,061
U.S. Government Agency Obligations - 0.0%
Moody's Ratings (unaudited) (d)		Principal Amount
Fannie Mae 5.5% 5/2/06 (Cost $3,592,346)	Aa2	$ 3,605,000	3,674,829
Money Market Funds - 1.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (b)	115,770,008	$ 115,770,008
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	76,429,400	76,429,400
TOTAL MONEY MARKET FUNDS (Cost $192,199,408)		192,199,408
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $11,700,871,616)		13,415,211,460
NET OTHER ASSETS - (0.8)%		(109,318,774)
NET ASSETS - 100%		$ 13,305,892,686
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 1,528,257
Geneprot, Inc.	7/7/00	$ 4,543,000
TeraBeam Networks	4/7/00	$ 228,000
(d) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $15,039,873,338 and $14,890,187,201, respectively, of which long-term U.S. government and government agency obligations aggregated $3,592,346 and $0, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,029,527 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,286,861 or 0.1% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $32,759,515. The weighted average interest rate was 3.60%.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $11,781,931,231. Net unrealized appreciation aggregated $1,633,280,229, of which $2,441,922,025 related to appreciated investment securities and $808,641,796 related to depreciated investment securities.

The fund hereby designates approximately $1,122,869,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $2,090,079,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Fidelity Variable Insurance Products: Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $73,254,342) (cost $11,700,871,616) - See accompanying schedule		$ 13,415,211,460
Receivable for investments sold		5,876,051
Receivable for fund shares sold		6,555,087
Dividends receivable		9,545,072
Interest receivable		192,365
Other receivables		98,324
Total assets		13,437,478,359
Liabilities
Payable for investments purchased	$ 10,227,679
Payable for fund shares redeemed	38,080,244
Accrued management fee	6,466,601
Distribution fees payable	174,306
Other payables and accrued expenses	207,443
Collateral on securities loaned, at value	76,429,400
Total liabilities		131,585,673
Net Assets		$ 13,305,892,686
Net Assets consist of:
Paid in capital		$ 13,738,852,958
Undistributed net investment income		24,523,436
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,171,833,740)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,714,350,032
Net Assets		$ 13,305,892,686
Initial Class: Net Asset Value, offering price and redemption price per share ($11,458,659,072 ÷ 340,924,762 shares)		$33.61
Service Class: Net Asset Value, offering price and redemption price per share ($1,655,758,439 ÷ 49,456,228 shares)		$33.48
Service Class 2: Net Asset Value, offering price and redemption price per share ($191,475,175 ÷ 5,743,219 shares)		$33.34

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 105,989,326
Interest		14,337,559
Security lending		1,421,758
Total income		121,748,643
Expenses
Management fee	$ 83,938,016
Transfer agent fees	9,517,850
Distribution fees	1,948,275
Accounting and security lending fees	1,087,573
Custodian fees and expenses	426,151
Registration fees	52,869
Audit	94,719
Legal	94,307
Interest	101,567
Miscellaneous	3,507,411
Total expenses before reductions	100,768,738
Expense reductions	(4,975,940)	95,792,798
Net investment income		25,955,845
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,008,495,147)
Foreign currency transactions	(485,636)	(2,008,980,783)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,103,294,681)
Assets and liabilities in foreign currencies	(4,082)	(1,103,298,763)
Net gain (loss)		(3,112,279,546)
Net increase (decrease) in net assets resulting from operations		$ (3,086,323,701)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 25,955,845	$ 11,145,934
Net realized gain (loss)	(2,008,980,783)	1,012,598,310
Change in net unrealized appreciation (depreciation)	(1,103,298,763)	(3,219,390,093)
Net increase (decrease) in net assets resulting from operations	(3,086,323,701)	(2,195,645,849)
Distributions to shareholders From net investment income	(10,651,148)	(20,008,543)
From net realized gain	(1,124,534,087)	(2,010,393,014)
Total distributions	(1,135,185,235)	(2,030,401,557)
Share transactions - net increase (decrease)	105,985,623	3,588,722,111
Total increase (decrease) in net assets	(4,115,523,313)	(637,325,295)
Net Assets
Beginning of period	17,421,415,999	18,058,741,294
End of period (including undistributed net investment income of $24,523,436 and $10,649,233, respectively)	$ 13,305,892,686	$ 17,421,415,999

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	39,041,869	$ 1,384,695,642	60,790,422	$ 3,083,045,212
Reinvested	24,560,455	1,006,978,664	38,128,847	1,912,161,690
Redeemed	(78,112,878)	(2,719,903,391)	(55,558,216)	(2,766,549,803)
Net increase (decrease)	(14,510,554)	$ (328,229,085)	43,361,053	$ 2,228,657,099
Service Class Sold	13,312,909	$ 479,702,662	25,312,442	$ 1,274,031,890
Reinvested	3,016,784	123,326,141	2,363,626	118,228,594
Redeemed	(9,325,901)	(324,004,271)	(1,943,579)	(95,706,253)
Net increase (decrease)	7,003,792	$ 279,024,532	25,732,489	$ 1,296,554,231
Service Class 2 A Sold	5,569,506	$ 192,198,699	1,360,003	$ 65,671,999
Reinvested	119,736	4,880,430	225	11,273
Redeemed	(1,260,574)	(41,888,953)	(45,677)	(2,172,491)
Net increase (decrease)	4,428,668	$ 155,190,176	1,314,551	$ 63,510,781
Distributions From net investment income Initial Class		$ 10,599,775		$ 19,026,484
Service Class		-		981,965
Service Class 2 A		51,373		94
Total		$ 10,651,148		$ 20,008,543
From net realized gain Initial Class		$ 996,378,889		$ 1,893,135,205
Service Class		123,326,141		117,246,629
Service Class 2 A		4,829,057		11,180
Total		$ 1,124,534,087		$ 2,010,393,014
		$ 1,135,185,235		$ 2,030,401,557

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 43.66	$ 54.93	$ 44.87	$ 37.10	$ 31.14
Income from Investment Operations
Net investment income E	.07	.03	.07	.08	.20
Net realized and unrealized gain (loss)	(7.27)	(5.27)	15.10	12.85	6.91
Total from investment operations	(7.20)	(5.24)	15.17	12.93	7.11
Less Distributions
From net investment income	(.03)	(.06)	(.08)	(.19)	(.21)
From net realized gain	(2.82)	(5.97)	(5.03)	(4.97)	(.94)
Total distributions	(2.85)	(6.03)	(5.11)	(5.16)	(1.15)
Net asset value, end of period	$ 33.61	$ 43.66	$ 54.93	$ 44.87	$ 37.10
Total Return C, D	(17.67)%	(10.96)%	37.44%	39.49%	23.48%
Ratios to Average Net Assets G
Expenses before expense reductions	.68%	.65%	.66%	.68%	.69%
Expenses net of voluntary waivers, if any	.68%	.65%	.66%	.68%	.69%
Expenses net of all reductions	.65%	.64%	.65%	.66%	.67%
Net investment income	.19%	.07%	.14%	.21%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,458,659	$ 15,517,271	$ 17,142,411	$ 11,243,824	$ 7,727,132
Portfolio turnover rate	105%	103%	84%	123%	113%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 43.51	$ 54.80	$ 44.82	$ 37.09	$ 36.92
Income from Investment Operations
Net investment income (loss) E	.03	(.02)	.02	.06	.03
Net realized and unrealized gain (loss)	(7.24)	(5.25)	15.07	12.83	.14
Total from investment operations	(7.21)	(5.27)	15.09	12.89	.17
Less Distributions
From net investment income	-	(.05)	(.08)	(.19)	-
From net realized gain	(2.82)	(5.97)	(5.03)	(4.97)	-
Total distributions	(2.82)	(6.02)	(5.11)	(5.16)	-
Net asset value, end of period	$ 33.48	$ 43.51	$ 54.80	$ 44.82	$ 37.09
Total Return B, C, D	(17.74)%	(11.05)%	37.29%	39.38%	.46%
Ratios to Average Net Assets G
Expenses before expense reductions	.78%	.76%	.77%	.80%	.79% A
Expenses net of voluntary waivers, if any	.78%	.76%	.77%	.80%	.79% A
Expenses net of all reductions	.75%	.74%	.75%	.75%	.77% A
Net investment income (loss)	.09%	(.04)%	.04%	.15%	.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,655,758	$ 1,847,051	$ 916,330	$ 136,142	$ 2,015
Portfolio turnover rate	105%	103%	84%	123%	113%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 43.43	$ 53.40
Income from Investment Operations
Net investment income (loss) E	(.02)	(.09)
Net realized and unrealized gain (loss)	(7.22)	(3.86)
Total from investment operations	(7.24)	(3.95)
Less Distributions
From net investment income	(.03)	(.05)
From net realized gain	(2.82)	(5.97)
Total distributions	(2.85)	(6.02)
Net asset value, end of period	$ 33.34	$ 43.43
Total Return B, C, D	(17.87)%	(8.88)%
Ratios to Average Net Assets G
Expenses before expense reductions	.93%	.91% A
Expenses net of voluntary waivers, if any	.93%	.91% A
Expenses net of all reductions	.90%	.90% A
Net investment income (loss)	(.06)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 191,475	$ 57,095
Portfolio turnover rate	105%	103%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Growth Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Growth Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) (referred to in this report as Fidelity Variable Insurance Products: Growth Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 24,037,799
Capital loss carryforwards	$ (2,090,078,664)

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Initial Class	$ 10,599,775	$ 996,378,889
Service Class	-	123,326,141
Service Class 2	51,373	4,829,057
	$ 10,651,148	$ 1,124,534,087

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 1,680,520
Service Class 2	267,755
$ 1,948,275

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 8,328,070
Service Class	1,113,901
Service Class 2	75,879
$ 9,517,850

Growth Portfolio

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $14,438,593 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $4,974,266 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,674.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, held approximately 13% of the total outstanding shares of the fund. In addition, one unaffiliated insurance company held approximately 26% of the total outstanding shares of the fund.

Growth Portfolio

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and the Shareholders of Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Growth Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for
William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1981

President of VIP Growth. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments,
P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of
General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General
Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical
Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of
Notre Dame Advisory Council for the College of Science.

Growth Portfolio

Trustees and Officers - continued

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Richard A. Spillane, Jr. (50)

Year of Election or Appointment: 1997

Vice President of VIP Growth. Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997).
Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

Jennifer Uhrig (40)
Year of Election or Appointment: 1997 Vice President of VIP Growth and another funds advised by FMR. Prior to assuming her current responsibilities, Ms. Uhrig managed a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Growth. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Growth. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment
Management.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of VIP Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Growth. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Growth Portfolio

Distributions

Initial Class and Service Class 2 designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Annual Report

Growth Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPGRWT-ANN-0202 154188
1.540077.104

Fidelity® Variable Insurance Products:

High Income Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	<Click Here>	A review of what happened in world markets during the past 12 months.
Performance and Investment Summary	<Click Here>	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy, and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: High Income - Initial Class	-11.73%	-3.58%	5.28%
ML High Yield Master II	4.48%	3.45%	7.98%
Variable Annuity High Current Yield Funds Average	1.17%	1.60%	6.60%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity high current yield funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 78 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: High Income Portfolio - Initial Class on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $16,729 - a 67.29% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,543 - a 115.43% increase.

Investment Summary

Top Five Holdings as of December 31, 2001
(by issuer, excluding cash equivalents)	% of fund's net assets
Nextel Communications, Inc.	5.2
CSC Holdings, Inc.	3.9
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.	2.9
AES Corp.	2.0
EchoStar Communications Corp.	2.0
16.0
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Cable TV	15.7
Telecommunications	13.0
Healthcare	6.2
Electric Utilities	5.8
Gaming	4.7
Quality Diversification as of December 31, 2001
(Moody's Ratings)	% of fund's investments
Aaa, Aa, A	0.1
Baa	5.7
Ba	22.7
B	46.1
Caa, Ca, C	10.2
Not Rated	2.0

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Unrated debt securities that are equivalent to Ba and below at December 31, 2001 account for 2% of the fund's investments.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: High Income - Service Class	-11.90%	-3.70%	5.22%
ML High Yield Master II	4.48%	3.45%	7.98%
Variable Annuity High Current Yield Funds Average	1.17%	1.60%	6.60%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity high current yield funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 78 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: High Income Portfolio - Service Class on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $16,627 - a 66.27% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,543 - a 115.43% increase.

Investment Summary

Top Five Holdings as of December 31, 2001
(by issuer, excluding cash equivalents)	% of fund's net assets
Nextel Communications, Inc.	5.2
CSC Holdings, Inc.	3.9
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.	2.9
AES Corp.	2.0
EchoStar Communications Corp.	2.0
16.0
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Cable TV	15.7
Telecommunications	13.0
Healthcare	6.2
Electric Utilities	5.8
Gaming	4.7
Quality Diversification as of December 31, 2001
(Moody's Ratings)	% of fund's investments
Aaa, Aa, A	0.1
Baa	5.7
Ba	22.7
B	46.1
Caa, Ca, C	10.2
Not Rated	2.0

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Unrated debt securities that are equivalent to Ba and below at December 31, 2001 account for 2% of the fund's investments.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past 10 years total return would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: High Income - Service Class 2	-11.93%	-3.76%	5.19%
ML High Yield Master II	4.48%	3.45%	7.98%
Variable Annuity High Current Yield Funds Average	1.17%	1.60%	6.60%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity high current yield funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 78 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

This fund includes high yielding, lower rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.

Understanding Performance

How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: High Income Portfolio - Service Class 2 on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $16,580 - a 65.80% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,543 - a 115.43% increase.

Investment Summary

Top Five Holdings as of December 31, 2001
(by issuer, excluding cash equivalents)	% of fund's net assets
Nextel Communications, Inc.	5.2
CSC Holdings, Inc.	3.9
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.	2.9
AES Corp.	2.0
EchoStar Communications Corp.	2.0
16.0
Top Five Market Sectors as of December 31, 2001
% of fund's net assets
Cable TV	15.7
Telecommunications	13.0
Healthcare	6.2
Electric Utilities	5.8
Gaming	4.7
Quality Diversification as of December 31, 2001
(Moody's Ratings)	% of fund's investments
Aaa, Aa, A	0.1
Baa	5.7
Ba	22.7
B	46.1
Caa, Ca, C	10.2
Not Rated	2.0

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ratings. Unrated debt securities that are equivalent to Ba and below at December 31, 2001 account for 2% of the fund's investments.

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Mark Notkin became Portfolio Manager of High Income Portfolio on October 2, 2001.

Q. How did the fund perform, Mark?

A. Disappointingly. For the 12-month period that ended December 31, 2001, the fund fell well short of the 1.17% average return earned by its competitors, as measured by the Lipper Inc. variable annuity high current yield funds average. The fund also trailed the 4.48% return of the Merrill Lynch High Yield Master II Index, which tracks the types of securities in which the fund invests.

Q. Why did the fund perform worse than its peer group average and the Merrill Lynch index?

A. The fund was heavily invested in areas of the market that performed very poorly. One such example was telecommunications. Early in the period, the fund's holdings were concentrated in emerging wireline carriers - upstart companies offering voice and data services directly to homes and businesses - such as Winstar (purchased by IDT in late December), XO Communications and McLeodUSA. The slowing economy hurt these and other telecoms because they found it harder to secure needed investment capital and successfully compete against more-established firms. Investments in European cable operators such as NTL and United Pan-Europe Communications (UPC) also hurt the fund during the period. These companies struggled with a lack of available financing, weak demand for their new products and excessive debt. The poor performance of individual securities, such as Huntsman, also weakened fund results during the year. Huntsman is a manufacturer of chemicals for a variety of industrial products. The company suffered through an extremely poor business climate for the chemical industry. Also, its high level of debt worried investors, who feared the company's ability to meet future financial obligations might be limited.

Q. You started managing the fund in early October. How did your management approach differ from your predecessor's?

A. I took a somewhat more cautious approach. In my opinion, the key to strong performance in the high-yield market is to avoid credit mistakes, and to seek to maximize yield while preserving principal as much as possible. In other words, I think investing in a speculative bond issue carries much more downside risk than upside potential. So, after assuming control of the fund, I looked to remove some of the fund's riskiest investments - immature companies that rely on unproven business models. These included some of the European cable and telecom names I already mentioned: UPC, XO Communications and McLeod. In their place, I added to the fund's weighting in more defensive sectors, focusing on securities issued by companies with strong asset positions and a record of generating stable earnings. One such area of the market was the U.S. cable industry. We increased our holdings in names such as Cablevision, Charter Communications and Adelphia. Other fund holdings that met my investment criteria during the period included Six Flags, the largest regional theme park operator in the country; Allied Waste, a U.S. company specializing in waste management; and Horseshoe Gaming, which operates riverboat casinos in the South and Midwest. Each of these companies had their debt backed by strong earnings, giving me confidence about their ability to meet their debt obligations. I didn't have that same level of confidence about some of the fund's telecom and other holdings.

Q. Which securities boosted fund performance during the year?

A. One of the fund's strongest-performing securities was Intermedia, a telecom company that benefited from its acquisition by global communications giant WorldCom. Echostar, a successful satellite broadcaster with a strong balance sheet, also performed very well for the fund, as it continued to gain market share in the U.S. pay-television market. Also helping results was Plains Resources, an energy and oil-drilling company that benefited from its strong asset position.

Q. What's your outlook, Mark?

A. Interest rates continue to be very low. This should continue to attract investors to the relatively robust yields available in the high-yield market. In addition, I think market discipline may put some constraints on the supply of new high-yield bonds. If this happens, lower supply coupled with potential stronger demand for such securities could boost returns. But regardless of overall market conditions, I will continue to manage the fund cautiously, looking for attractive high-yield opportunities as they become available and working hard to avoid significant credit problems that could hurt future results.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Goal: high current income by investing primarily in all types of income-producing debt securities with an emphasis on lower-quality securities

Start date: September 19, 1985

Size: as of December 31, 2001, more than $1.4 billion

Manager: Mark Notkin, since October 2001; joined Fidelity in 1994

3

Annual Report

Fidelity Variable Insurance Products: High Income Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Corporate Bonds - 81.7%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 5.3%
Cable TV - 2.0%
EchoStar Communications Corp. 4.875% 1/1/07 (g)	Caa1	$ 32,665,000	$ 29,112,678
Healthcare - 0.7%
Total Renal Care Holdings:
7% 5/15/09 (g)	B3	1,370,000	1,395,688
7% 5/15/09	B2	9,120,000	9,291,000
			10,686,688
Technology - 1.2%
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	19,500,000	8,283,600
Sanmina-SCI Corp. 0% 9/12/20	Ba3	22,530,000	8,363,136
			16,646,736
Telecommunications - 1.4%
Covad Communications Group, Inc. 6% 9/15/05 (d)(g)	-	9,000,000	1,980,000
Nextel Communications, Inc.:
5.25% 1/15/10	B1	17,595,000	10,623,861
6% 6/1/11 (g)	B1	5,463,000	4,052,863
6% 6/1/11	B1	4,759,000	3,509,763
			20,166,487
TOTAL CONVERTIBLE BONDS			76,612,589
Nonconvertible Bonds - 76.4%
Aerospace - 0.8%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	10,955,000	11,338,425
Air Transportation - 0.5%
American Airlines pass thru trust 7.8% 4/1/08 (g)	Baa2	6,050,000	5,868,500
Delta Air Lines, Inc. pass thru trust certificate 7.92% 5/18/12	A3	1,195,000	1,123,276
			6,991,776
Automotive - 0.6%
Lear Corp.:
7.96% 5/15/05	Ba1	3,920,000	3,978,800
8.11% 5/15/09	Ba1	4,000,000	4,040,000
			8,018,800
Broadcasting - 1.6%
Nextmedia Operating, Inc. 10.75% 7/1/11 (g)	B3	8,280,000	8,528,400
Radio One, Inc. 8.875% 7/1/11	B3	10,120,000	10,524,800
Telemundo Holdings, Inc. 0% 8/15/08 (e)	B3	4,580,000	4,305,200
			23,358,400

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Building Materials - 0.1%
American Standard, Inc. 7.375% 2/1/08	Ba2	$ 1,180,000	$ 1,180,000
Cable TV - 10.6%
Adelphia Communications Corp.:
9.875% 3/1/07	B2	3,365,000	3,314,525
10.25% 11/1/06	B2	900,000	909,000
10.25% 6/15/11	B2	17,950,000	17,770,500
10.5% 7/15/04	B2	2,540,000	2,565,400
10.875% 10/1/10	B2	3,470,000	3,530,725
Century Communications Corp.:
8.375% 12/15/07	B2	843,000	779,775
8.75% 10/1/07	B2	2,100,000	1,974,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	B2	6,710,000	6,441,600
9.625% 11/15/09	B2	660,000	666,600
10% 4/1/09	B2	7,310,000	7,492,750
10% 5/15/11	B2	17,360,000	17,707,200
11.125% 1/15/11	B2	5,670,000	6,010,200
CSC Holdings, Inc. 7.625% 4/1/11	Ba1	17,670,000	17,404,950
Diamond Cable Communications PLC yankee 13.25% 9/30/04	Caa3	6,435,000	1,769,625
Echostar Broadband Corp. 10.375% 10/1/07	B1	17,640,000	18,345,600
EchoStar DBS Corp. 9.375% 2/1/09	B1	22,150,000	22,814,500
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07	B2	210,000	219,450
International Cabletel, Inc. 11.5% 2/1/06	Caa2	20,540,000	6,572,800
NTL Communications Corp. 11.5% 10/1/08	B3	2,490,000	771,900
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	5,245,000	5,192,550
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (e)	Caa1	16,665,000	9,665,700
12.375% 8/1/06	B3	1,410,000	1,395,900
			153,315,250
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Capital Goods - 0.0%
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	$ 270,000	$ 294,300
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3	485,000	145,500
			439,800
Chemicals - 0.5%
Compass Minerals Group, Inc. 10% 8/15/11 (g)	B3	1,400,000	1,463,000
Huntsman Corp.:
9.5% 7/1/07 (d)(g)	Ca	8,585,000	1,545,300
9.5% 7/1/07 (d)(g)	Ca	8,585,000	1,545,300
OM Group, Inc. 9.25% 12/15/11 (g)	B3	1,950,000	1,969,500
			6,523,100
Consumer Products - 2.1%
Cott Beverages, Inc. 8% 12/15/11 (g)	B2	3,530,000	3,459,400
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	1,110,000	1,021,200
9.4% 12/1/02 (f)	Ba2	330,000	336,600
10% 11/1/08 (g)	Ba3	3,880,000	4,074,000
Playtex Products, Inc. 9.375% 6/1/11	B2	2,000,000	2,110,000
Quaker State Corp. 6.625% 10/15/05	Ba2	2,590,000	2,460,500
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa3	4,030,000	2,679,950
9% 11/1/06	Caa3	4,800,000	3,216,000
12% 12/1/05 (g)	Caa1	4,790,000	4,742,100
Sealy Mattress Co.:
0% 12/15/07 (e)	B3	3,160,000	2,701,800
9.875% 12/15/07	B2	4,000,000	3,970,000
			30,771,550
Containers - 1.5%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	5,450,000	5,777,000
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	7,300,000	6,862,000
7.35% 5/15/08	B3	440,000	393,800
7.5% 5/15/10	B3	640,000	563,200
7.8% 5/15/18	B3	480,000	396,000
7.85% 5/15/04	B3	2,510,000	2,434,700
8.1% 5/15/07	B3	6,000,000	5,400,000
			21,826,700

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Diversified Financial Services - 0.3%
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II 10.5% 6/15/09 (g)	B1	$ 3,620,000	$ 3,638,100
Diversified Media - 0.7%
Fox Family Worldwide, Inc.:
0% 11/1/07 (e)	Baa1	5,000,000	4,975,000
9.25% 11/1/07	Baa1	3,855,000	4,201,950
Lamar Media Corp. 8.625% 9/15/07	B1	320,000	334,400
			9,511,350
Electric Utilities - 5.8%
AES Corp.:
7.375% 6/15/03	Ba1	3,430,000	3,258,500
8.75% 6/15/08	Ba1	970,000	853,600
8.875% 2/15/11	Ba1	3,800,000	3,287,000
9.375% 9/15/10	Ba1	24,840,000	21,735,000
9.5% 6/1/09	Ba1	740,000	651,200
CMS Energy Corp. 9.875% 10/15/07	Ba3	14,700,000	15,288,000
Edison Mission Energy:
9.875% 4/15/11	Baa3	6,390,000	6,453,900
10% 8/15/08	Baa3	7,500,000	7,575,000
Mission Energy Holding Co. 13.5% 7/15/08	Ba2	2,450,000	2,695,000
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	3,625,000	3,480,000
6.25% 3/1/04	B3	2,875,000	2,760,000
8.375% 5/1/25	B3	1,390,000	1,341,350
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2	14,645,000	15,230,800
			84,609,350
Energy - 3.9%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	4,620,000	4,793,250
Canadian Forest Oil Ltd. yankee 8.75% 9/15/07	B1	4,420,000	4,552,600
Chesapeake Energy Corp.:
7.875% 3/15/04	B1	7,251,000	7,287,255
8.125% 4/1/11	B1	14,110,000	13,616,150
8.375% 11/1/08 (g)	B1	1,440,000	1,418,400
Forest Oil Corp. 8% 12/15/11 (g)	Ba3	3,450,000	3,450,000
Luscar Coal Ltd. 9.75% 10/15/11 (g)	Ba3	2,120,000	2,194,200
Plains Resources, Inc.:
Series B, 10.25% 3/15/06	B2	5,000,000	5,100,000
Series D, 10.25% 3/15/06	B2	6,615,000	6,747,300
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Energy - continued
Plains Resources, Inc.: - continued
Series F, 10.25% 3/15/06	B2	$ 3,270,000	$ 3,335,400
Westport Resources Corp. 8.25% 11/1/11 (g)	Ba3	4,670,000	4,740,050
			57,234,605
Entertainment/Film - 1.5%
AMC Entertainment, Inc.:
9.5% 3/15/09	Caa3	4,915,000	4,742,975
9.5% 2/1/11	Caa3	5,115,000	4,935,975
Cinemark USA, Inc.:
8.5% 8/1/08	Caa2	8,515,000	7,663,500
9.625% 8/1/08	Caa2	4,925,000	4,678,750
			22,021,200
Environmental - 1.8%
Allied Waste North America, Inc.:
7.625% 1/1/06	Ba3	13,340,000	12,939,800
7.875% 1/1/09	Ba3	710,000	685,150
8.5% 12/1/08 (g)	Ba3	6,090,000	6,090,000
8.875% 4/1/08	Ba3	6,580,000	6,711,600
			26,426,550
Food and Drug Retail - 2.1%
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	1,620,000	1,676,700
Great Atlantic & Pacific Tea, Inc. 9.125% 12/15/11	B2	6,000,000	6,030,000
Rite Aid Corp.:
7.125% 1/15/07	Caa2	4,990,000	4,191,600
7.625% 4/15/05	Caa2	18,750,000	16,312,500
7.7% 2/15/27	Caa2	350,000	248,500
11.25% 7/1/08	Caa2	2,140,000	2,033,000
			30,492,300
Food/Beverage/Tobacco - 0.9%
Dean Foods Co.:
6.625% 5/15/09	Baa2	220,000	198,000
8.15% 8/1/07	Baa2	1,190,000	1,166,200
Del Monte Corp. 9.25% 5/15/11	B3	9,955,000	10,353,200
Smithfield Foods, Inc. 8% 10/15/09 (g)	Ba2	1,400,000	1,421,000
			13,138,400
Gaming - 4.7%
Argosy Gaming Co. 9% 9/1/11	B2	5,290,000	5,501,600
Coast Hotels & Casinos, Inc. 9.5% 4/1/09	B2	1,393,000	1,427,825

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Harrah's Operating Co., Inc.:
7.5% 1/15/09	Baa3	$ 3,000,000	$ 2,992,500
8% 2/1/11	Baa3	1,000,000	1,025,000
Horseshoe Gaming LLC 8.625% 5/15/09	B2	24,160,000	25,247,200
International Game Technology:
7.875% 5/15/04	Ba1	2,250,000	2,323,125
8.375% 5/15/09	Ba1	3,550,000	3,727,500
MGM Mirage, Inc. 8.5% 9/15/10	Baa3	990,000	1,009,800
Mirage Resorts, Inc.:
6.625% 2/1/05	Baa3	930,000	909,537
7.25% 10/15/06	Baa3	230,000	226,019
Station Casinos, Inc. 8.375% 2/15/08	Ba3	15,120,000	15,422,400
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	Ba3	940,000	893,000
yankee:
8.625% 12/15/07	Ba3	2,750,000	2,585,000
9% 3/15/07	Ba3	2,880,000	2,764,800
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (g)	B3	1,510,000	1,532,650
			67,587,956
Healthcare - 4.8%
ALARIS Medical, Inc.:
0% 8/1/08 (e)	Caa2	3,460,000	2,041,400
9.75% 12/1/06	Caa1	4,100,000	3,864,250
11.625% 12/1/06 (g)	B2	2,320,000	2,505,600
Alderwoods Group, Inc.:
11% 1/2/07	-	1,070,000	1,078,025
12.25% 1/2/09	-	700,000	756,000
DaVita, Inc. 9.25% 4/15/11	B2	12,450,000	13,197,000
HealthSouth Corp.:
8.375% 10/1/11 (g)	Ba1	8,020,000	8,190,425
8.5% 2/1/08	Ba1	2,220,000	2,286,600
IASIS Healthcare Corp. 13% 10/15/09	B3	6,750,000	7,374,375
Mariner Post-Acute Network, Inc. 9.5% 11/1/07 (d)	C	11,630,000	1,163
Meditrust Exercisable Put Options Securities Trust 7.114% 8/15/04 (g)	Ba3	8,500,000	8,160,000
Service Corp. International (SCI):
6% 12/15/05	B1	5,000,000	4,300,000
7.2% 6/1/06	B1	1,000,000	920,000
Stewart Enterprises, Inc. 10.75% 7/1/08	B2	5,000,000	5,475,000
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Healthcare - continued
Triad Hospitals Holdings, Inc. 11% 5/15/09	B2	$ 460,000	$ 501,400
Triad Hospitals, Inc. 8.75% 5/1/09	B1	8,940,000	9,297,600
			69,948,838
Homebuilding/Real Estate - 3.3%
Beazer Homes USA, Inc. 8.625% 5/15/11	Ba2	3,415,000	3,521,719
D.R. Horton, Inc.:
7.875% 8/15/11	Ba1	1,470,000	1,425,900
8% 2/1/09	Ba1	3,630,000	3,557,400
Lennar Corp. 9.95% 5/1/10	Ba1	3,040,000	3,321,200
LNR Property Corp.:
9.375% 3/15/08	Ba3	3,090,000	3,059,100
10.5% 1/15/09	Ba3	10,000,000	10,200,000
Ryland Group, Inc. 9.125% 6/15/11	Ba3	5,000,000	5,150,000
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	7,900,000	7,979,000
WCI Communities, Inc. 10.625% 2/15/11	B1	10,000,000	10,300,000
			48,514,319
Hotels - 0.5%
Host Marriott LP 8.375% 2/15/06	Ba3	3,490,000	3,350,400
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	5,000,000	4,600,000
			7,950,400
Leisure - 2.9%
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	7,350,000	7,350,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	11,000,000	11,440,000
Premier Parks, Inc.:
0% 4/1/08 (e)	B3	1,000,000	850,000
9.25% 4/1/06	B3	13,995,000	14,169,938
9.75% 6/15/07	B3	4,610,000	4,656,100
Six Flags, Inc. 9.5% 2/1/09	B3	3,500,000	3,552,500
			42,018,538
Metals/Mining - 3.0%
Century Aluminum Co. 11.75% 4/15/08	Ba3	5,000,000	5,175,000
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3	11,000,000	9,762,500
7.5% 11/15/06	B3	1,880,000	1,363,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	$ 14,509,000	$ 15,560,903
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	12,725,000	12,279,625
			44,141,028
Paper - 2.0%
Packaging Corp. of America 9.625% 4/1/09	Ba2	12,000,000	13,020,000
Riverwood International Corp.:
10.25% 4/1/06	B-	510,000	525,300
10.625% 8/1/07	B3	6,270,000	6,520,800
Stone Container Corp.:
9.75% 2/1/11	B2	6,775,000	7,249,250
12.58% 8/1/16 (h)	B2	1,150,000	1,207,500
			28,522,850
Publishing/Printing - 3.9%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	21,340,000	20,059,600
CanWest Media, Inc. 10.625% 5/15/11	B2	14,680,000	15,560,800
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (g)	B3	7,000,000	5,880,000
World Color Press, Inc. 7.75% 2/15/09	Baa2	590,000	590,000
Yell Finance BV:
0% 8/1/11 (e)	B2	11,180,000	6,596,200
10.75% 8/1/11	B2	8,000,000	8,560,000
			57,246,600
Railroad - 1.1%
TFM SA de CV yankee:
0% 6/15/09 (e)	B1	10,180,000	9,111,100
10.25% 6/15/07	B1	7,695,000	7,194,825
			16,305,925
Restaurants - 1.6%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	2,875,000	3,018,750
Domino's, Inc. 10.375% 1/15/09	B3	5,130,000	5,437,800
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	14,180,000	14,853,550
			23,310,100
Services - 1.2%
Iron Mountain, Inc.:
8.25% 7/1/11	B2	520,000	533,000
8.625% 4/1/13	B2	10,430,000	10,821,125
8.75% 9/30/09	B2	2,870,000	2,956,100
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	755,000	773,875
Pierce Leahy Corp. 9.125% 7/15/07	B2	1,800,000	1,876,500
			16,960,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
Shipping - 1.1%
Teekay Shipping Corp.:
8.875% 7/15/11 (g)	Ba2	$ 1,550,000	$ 1,588,750
8.875% 7/15/11	Ba2	12,210,000	12,515,250
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	Ba3	1,000,000	825,000
10.25% 11/15/06	Ba3	970,000	732,350
			15,661,350
Super Retail - 1.2%
JCPenney Co., Inc.:
6.9% 8/15/26	Ba2	5,260,000	5,154,800
7.375% 6/15/04	Ba2	670,000	649,900
7.375% 8/15/08	Ba2	1,060,000	1,022,900
7.4% 4/1/37	Ba2	8,920,000	8,697,000
7.6% 4/1/07	Ba2	1,790,000	1,754,200
			17,278,800
Technology - 1.1%
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	1,830,000	1,912,350
10.5% 2/1/09	B2	1,840,000	1,941,200
Flextronics International Ltd. yankee 9.875% 7/1/10	Ba2	3,380,000	3,565,900
Micron Technology, Inc. 6.5% 9/30/05 (i)	B3	10,000,000	9,150,000
			16,569,450
Telecommunications - 7.9%
American Cellular Corp. 9.5% 10/15/09	B2	1,000,000	975,000
AXXENT, Inc. 15% 12/30/04 (d)(i)	-	17,227,552	689,102
Covad Communications Group, Inc.:
12% 2/15/10 (d)	-	15,500,000	3,720,000
12.5% 2/15/09 (d)	-	7,684,000	2,074,680
Crown Castle International Corp.:
9.375% 8/1/11	B3	5,490,000	5,037,075
10.75% 8/1/11	B3	5,480,000	5,370,400
Dobson Communications Corp. 10.875% 7/1/10	B3	10,000,000	10,400,000
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	11,810,000	7,794,600
Nextel Communications, Inc.:
9.375% 11/15/09	B1	14,610,000	11,395,800
12% 11/1/08	B1	2,495,000	2,170,650
Orbital Imaging Corp.:
11.625% 3/1/05 (d)	-	7,110,000	1,279,800
11.625% 3/1/05 (d)	-	3,680,000	662,400

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
PanAmSat Corp. 6% 1/15/03	Baa3	$ 570,000	$ 550,050
PTC International Finance II SA yankee 11.25% 12/1/09	B2	12,950,000	13,079,500
Satelites Mexicanos SA de CV 8.21% 6/30/04 (g)(h)	B1	12,567,000	10,933,290
SBA Communications Corp. 10.25% 2/1/09	B3	3,140,000	2,700,400
SpectraSite Holdings, Inc.:
0% 4/15/09 (e)	B3	14,500,000	4,060,000
0% 3/15/10 (e)	B3	1,030,000	226,600
10.75% 3/15/10	B3	7,885,000	3,863,650
12.5% 11/15/10	B3	2,220,000	1,132,200
TeleCorp PCS, Inc. 0% 4/15/09 (e)	B3	5,000,000	4,375,000
Tritel PCS, Inc. 0% 5/15/09 (e)	B3	7,350,000	6,247,500
VoiceStream Wireless Corp.:
0% 11/15/09 (e)	Baa1	2,637,000	2,248,043
10.375% 11/15/09	Baa1	12,043,000	13,608,590
			114,594,330
Textiles & Apparel - 0.8%
Foamex LP 13.5% 8/15/05	Caa2	5,000,000	4,100,000
The William Carter Co. 10.875% 8/15/11 (g)	B3	6,870,000	7,247,850
			11,347,850
TOTAL NONCONVERTIBLE BONDS			1,108,794,590
TOTAL CORPORATE BONDS (Cost $1,242,697,644)			1,185,407,179
Asset-Backed Securities - 0.0%

Airplanes pass thru trust 10.875% 3/15/19 (Cost $776,432)	B2	716,083	93,091
Commercial Mortgage Securities - 1.7%

Commercial Mortgage Asset Trust Series 1999-C1 Class F, 6.25% 11/17/13 (g)	Ba1	4,750,000	3,311,641
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 6.968% 4/25/21 (h)	Caa1	1,720,963	1,531,658
Meritor Mortgage Security Corp. Series 1987-1 Class B, 9.4% 2/1/10 (g)(j)	-	1,350,000	103,410
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Mortgage Capital Funding, Inc. Series 1998-MC3 Class F, 7.4977% 11/18/31 (g)(h)	Ba1	$ 4,500,000	$ 3,865,500
Nationslink Funding Corp. Series 1998-2 Class F, 7.105% 8/20/30 (g)	BB	4,500,000	3,595,781
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30 (g)	BB+	2,553,000	1,772,739
Nomura Depositor Trust:
floater Series 1998-ST1A Class B2, 6.6% 1/15/03 (g)(h)	-	1,915,000	1,843,929
Series 1998-ST1A Class B1A, 4.83% 1/15/03 (g)(h)	-	4,000,000	3,919,279
Structured Asset Securities Corp.:
Series 1994-C1 Class F, 6.87% 8/25/26	BB+	2,600,000	2,554,500
Series 1995-C1 Class F, 7.375% 9/25/24 (g)	-	2,000,000	1,980,000
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $23,190,850)			24,478,437
Common Stocks - 0.2%
	Shares
Automotive - 0.0%
Insilco Corp. warrants 8/15/07 (a)	7,380	74
Capital Goods - 0.0%
Tokheim Corp. (a)	171,635	471,996
Diversified Financial Services - 0.1%
Delta Financial Corp. warrants 12/21/10 (a)	14,310	143
Delta Funding Residual Exchange Co. LLC Class A (membership interest) (a)	1,350	515,700
Delta Funding Residual Management, Inc. (a)	1,350	0
ECM Corp. LP (g)	3,000	258,000
		773,843
Healthcare - 0.0%
Wright Medical Technology, Inc. warrants 6/30/03 (a)	3,212	32
Homebuilding/Real Estate - 0.0%
Swerdlow Real Estate Group, Inc.:
Class A (i)	79,800	1
Class B (i)	19,817	0
		1
Hotels - 0.0%
MOA Hospitality, Inc. (a)	3,000	12,000
Technology - 0.0%
Ampex Corp. Class A (a)	9,600	1,344

	Shares	Value (Note 1)
Telecommunications - 0.0%
AXXENT, Inc. Class B (a)	448,319	$ 11,267
Textiles & Apparel - 0.1%
Arena Brands Holdings Corp. Class B	48,889	1,087,780
TOTAL COMMON STOCKS (Cost $15,200,721)		2,358,337
Nonconvertible Preferred Stocks - 8.3%

Cable TV - 2.7%
CSC Holdings, Inc.:
Series H, $11.75	180,761	19,431,808
Series M, $11.125	184,123	19,655,130
		39,086,938
Diversified Financial Services - 0.6%
American Annuity Group Capital Trust II $88.75	8,910	8,480,093
Delta Financial Corp. Series A, $10.00 (a)	1,350	0
		8,480,093
Healthcare - 0.7%
Fresenius Medical Care Capital Trust II $78.75	10,025	10,193,861
Homebuilding/Real Estate - 0.6%
Swerdlow Real Estate Group, Inc.:
junior (i)	19,817	0
mezzanine (i)	79,800	1
senior (i)	79,800	8,309,438
		8,309,439
Technology - 0.0%
Ampex Corp. 8% non-cumulative	350	546,000
Telecommunications - 3.7%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	12,550	8,157,500
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	3,629	3,860,349
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	32,309	18,739,220
Series E, $111.25 pay-in-kind	48,027	23,052,960
XO Communications, Inc. $7.00 pay-in-kind	18	18
		53,810,047
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $156,131,963)		120,426,378
Floating Rate Loans - 1.4%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Automotive - 0.7%
Accuride Corp. Tranche B term loan 7.5% 1/23/06 (h)	-	$ 4,617,037	$ 3,970,652
Tenneco Automotive, Inc.:
Tranche B term loan 5.95% 12/30/07 (h)	B2	4,223,301	3,463,107
Tranche C term loan 6.2% 6/30/08 (h)	B2	4,223,301	3,463,107
			10,896,866
Broadcasting - 0.2%
Telemundo Group, Inc. Tranche B term loan 5.25% 5/15/08 (h)	-	3,000,000	3,007,500
Cable TV - 0.4%
Charter Communication Operating LLC Tranche B term loan 4.87% 3/18/08 (h)	Ba3	6,000,000	5,880,000
Textiles & Apparel - 0.1%
Synthetic Industries, Inc. term loan 15% 6/14/08 (h)	-	3,600,000	1,080,000
TOTAL FLOATING RATE LOANS (Cost $23,239,985)			20,864,366
Money Market Funds - 4.1%
	Shares
Fidelity Cash Central Fund, 1.94% (c) (Cost $60,178,583)	60,178,583	60,178,583
Cash Equivalents - 0.3%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.65%, dated 12/31/01 due 1/2/02 (Cost $4,067,000)	$ 4,067,373	4,067,000
TOTAL INVESTMENT PORTFOLIO - 97.7% (Cost $1,525,483,178)		1,417,873,371
NET OTHER ASSETS - 2.3%		33,923,788
NET ASSETS - 100%		$ 1,451,797,159
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $159,377,323 or 11.0% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
(j) Partial interest payment received on the last interest payment date.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
AXXENT, Inc. 15% 12/30/04	12/31/97 - 12/31/00	$ 16,695,295
Micron Technology, Inc. 6.5% 9/30/05	3/3/99 - 0/7/99	$ 7,794,500
Swerdlow Real Estate Group, Inc. Class A	1/15/99	$ 11,132
Swerdlow Real Estate Group, Inc. Class B	1/15/99	$ 2,760
Swerdlow Real Estate Group, Inc. junior	1/15/99	$ 2,760
Swerdlow Real Estate Group, Inc. mezzanine	1/15/99	$ 78,520
Swerdlow Real Estate Group, Inc. senior	1/15/99	$ 7,618,828
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.1%	AAA, AA, A	0.8%
Baa	5.7%	BBB	5.4%
Ba	22.2%	BB	20.1%
B	46.0%	B	51.0%
Caa	10.0%	CCC	4.4%
Ca, C	0.2%	CC, C	0.2%
		D	0.1%
The percentage not rated by Moody's or S&P amounted to 2%. FMR has determined that unrated debt securities that are lower quality account for 2% of the total value of investment in securities.
Purchases and sales of securities, other than short-term securities, aggregated $2,223,080,248 and $2,079,602,839, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,661 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,148,542 or 1.3% of net assets.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $20,864,366 or 1.4% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $16,393,833. The weighted average interest rate was 4.71%. Interest expense includes $12,892 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loan was outstanding amounted to $12,301,333. The weighted average interest rate was 4.3%. Interest earned from the interfund lending program amounted to $4,403 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $10,089,000. The weighted average interest rate was 5.79%. Interest expense includes $4,868 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Mothers Work, Inc.	$ -	$ 2,402,081	$ -	$ -
Polymer Group, Inc.	663,660	7,863,553	-	-
Tokheim Corp.	-	141,231	-	-
TOTALS	$ 663,660	$ 10,406,865	$ -	$ -
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,518,271,868. Net unrealized depreciation aggregated $100,398,497, of which $49,762,295 related to appreciated investment securities and $150,160,792 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $1,229,518,000 of which $78,331,000, $378,633,000 and $772,554,000 will expire on December 31, 2007, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Fidelity Variable Insurance Products: High Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $4,067,000) (cost $1,525,483,178) - See accompanying schedule		$ 1,417,873,371
Cash		6,684,147
Receivable for investments sold		4,354,962
Receivable for fund shares sold		10,235,762
Dividends receivable		1,438,459
Interest receivable		30,225,526
Total assets		1,470,812,227
Liabilities
Payable for investments purchased	$ 11,108,246
Payable for fund shares redeemed	7,023,914
Accrued management fee	712,768
Distribution fees payable	23,940
Other payables and accrued expenses	146,200
Total liabilities		19,015,068
Net Assets		$ 1,451,797,159
Net Assets consist of:
Paid in capital		$ 2,587,750,366
Undistributed net investment income		265,180,350
Accumulated undistributed net realized gain (loss) on investments		(1,293,523,675)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(107,609,882)
Net Assets		$ 1,451,797,159
Initial Class: Net Asset Value, offering price and redemption price per share ($1,201,085,050 ÷ 187,427,629 shares)		$6.41
Service Class: Net Asset Value, offering price and redemption price per share ($234,203,794 ÷ 36,682,122 shares)		$6.38
Service Class 2: Net Asset Value, offering price and redemption price per share ($16,508,315 ÷ 2,596,982 shares)		$6.36

Statement of Operations

	Year ended December 31, 2001
Investment Income Dividends		$ 18,721,823
Interest		188,913,893
Total income		207,635,716
Expenses
Management fee	$ 9,387,257
Transfer agent fees	1,054,065
Distribution fees	269,934
Accounting fees and expenses	478,264
Non-interested trustees' compensation	4,498
Custodian fees and expenses	58,402
Audit	45,186
Legal	27,877
Interest	17,760
Miscellaneous	483,638
Total expenses before reductions	11,826,881
Expense reductions	(107,246)	11,719,635
Net investment income		195,916,081
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities (including realized loss of $5,961,298 on sales of investments in affiliated issuers)		(848,680,562)
Change in net unrealized appreciation (depreciation) on:
Investment securities	459,973,834
Assets and liabilities in foreign currencies	(75)	459,973,759
Net gain (loss)		(388,706,803)
Net increase (decrease) in net assets resulting from operations		$ (192,790,722)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 195,916,081	$ 241,029,869
Net realized gain (loss)	(848,680,562)	(394,809,674)
Change in net unrealized appreciation (depreciation)	459,973,759	(345,968,584)
Net increase (decrease) in net assets resulting from operations	(192,790,722)	(499,748,389)
Distributions to shareholders from net investment income	(225,311,206)	(160,774,241)
Share transactions - net increase (decrease)	170,357,427	(151,517,210)
Total increase (decrease) in net assets	(247,744,501)	(812,039,840)
Net Assets
Beginning of period	1,699,541,660	2,511,581,500
End of period (including undistributed net investment income of $265,180,350 and $308,860,512, respectively)	$ 1,451,797,159	$ 1,699,541,660

Other Information:
	Year ended December 31, 2001		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	144,472,534	$ 1,039,766,530	68,262,740	$ 656,033,666
Reinvested	24,517,471	193,933,192	13,813,362	144,073,366
Redeemed	(160,943,304)	(1,145,326,697)	(102,114,895)	(1,010,388,142)
Net increase (decrease)	8,046,701	$ 88,373,025	(20,038,793)	$ (210,281,110)
Service Class Sold	28,397,679	$ 203,316,935	14,344,038	$ 139,520,383
Reinvested	3,882,761	30,634,983	1,603,673	16,694,232
Redeemed	(23,505,039)	(165,986,997)	(10,538,595)	(102,893,478)
Net increase (decrease)	8,775,401	$ 67,964,921	5,409,116	$ 53,321,137
Service Class 2 A Sold	2,198,430	$ 15,105,054	583,490	$ 5,445,535
Reinvested	94,413	743,031	639	6,643
Redeemed	(278,883)	(1,828,604)	(1,107)	(9,415)
Net increase (decrease)	2,013,960	$ 14,019,481	583,022	$ 5,442,763
Distributions
From net investment income Initial Class		$ 193,933,192		$ 144,073,366
Service Class		30,634,983		16,694,232
Service Class 2 A		743,031		6,643
Total		$ 225,311,206		$ 160,774,241

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 8.180	$ 11.320	$ 11.530	$ 13.580	$ 12.520
Income from Investment Operations
Net investment income E	.849 H	1.123	1.095	1.111	1.124
Net realized and unrealized gain (loss)	(1.619) H	(3.513)	(.195)	(1.591)	.936
Total from investment operations	(.770)	(2.390)	.900	(.480)	2.060
Less Distributions
From net investment income	(1.000)	(.750)	(1.075)	(.970)	(.890)
From net realized gain	-	-	(.030)	(.600)	(.110)
In excess of net realized gain	-	-	(.005)	-	-
Total distributions	(1.000)	(.750)	(1.110)	(1.570)	(1.000)
Net asset value, end of period	$ 6.410	$ 8.180	$ 11.320	$ 11.530	$ 13.580
Total Return C, D	(11.73)%	(22.54)%	8.25%	(4.33)%	17.67%
Ratios to Average Net Assets G
Expenses before expense reductions	.71%	.68%	.69%	.70%	.71%
Expenses net of voluntary waivers, if any	.71%	.68%	.69%	.70%	.71%
Expenses net of all reductions	.70%	.68%	.69%	.70%	.71%
Net investment income	12.08% H	11.38%	9.80%	9.14%	8.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,201,085	$ 1,467,250	$ 2,257,610	$ 2,348,954	$ 2,329,516
Portfolio turnover rate	138%	68%	82%	92%	118%

Financial Highlights - Service Class

Years ended December 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.150	$ 11.290	$ 11.520	$ 13.570	$ 13.380
Income from Investment Operations
Net investment income E	.833 H	1.102	1.074	1.082	.203
Net realized and unrealized gain (loss)	(1.613) H	(3.502)	(.194)	(1.562)	(.013)
Total from investment operations	(.780)	(2.400)	.880	(.480)	.190
Less Distributions
From net investment income	(.990)	(.740)	(1.075)	(.970)	-
From net realized gain	-	-	(.030)	(.600)	-
In excess of net realized gain	-	-	(.005)	-	-
Total distributions	(.990)	(.740)	(1.110)	(1.570)	-
Net asset value, end of period	$ 6.380	$ 8.150	$ 11.290	$ 11.520	$ 13.570
Total Return B, C, D	(11.90)%	(22.68)%	8.08%	(4.34)%	1.42%
Ratios to Average Net Assets G
Expenses before expense reductions	.81%	.78%	.79%	.82%	.81% A
Expenses net of voluntary waivers, if any	.81%	.78%	.79%	.82%	.81% A
Expenses net of all reductions	.81%	.78%	.79%	.82%	.80% A
Net investment income	11.97% H	11.28%	9.69%	9.51%	10.75% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 234,204	$ 227,549	$ 253,972	$ 129,587	$ 2,919
Portfolio turnover rate	138%	68%	82%	92%	118%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of shares) to December 31, 1997.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.127 for Initial Class and $.126 for Service Class and decrease net realized and unrealized gain (loss) per share by $.127 for Initial Class and $.126 for Service Class. Without this change the ratio of net investment income to average net assets would have been 10.27% for Initial Class and 10.17% for Service Class. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.130	$ 11.140
Income from Investment Operations
Net investment income E	.788 H	.936
Net realized and unrealized gain (loss)	(1.568) H	(3.206)
Total from investment operations	(.780)	(2.270)
Less Distributions
From net investment income	(.990)	(.740)
Net asset value, end of period	$ 6.360	$ 8.130
Total Return B, C, D	(11.93)%	(21.83)%
Ratios to Average Net Assets G
Expenses before expense reductions	.98%	1.01% A
Expenses net of voluntary waivers, if any	.98%	1.01% A
Expenses net of all reductions	.98%	1.01% A
Net investment income	11.81% H	11.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,508	$ 4,742
Portfolio turnover rate	138%	68%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.121 and decrease net realized and unrealized gain (loss) per share by $.121. Without this change the ratio of net investment income to average net assets would have been 10.00%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

High Income Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

High Income Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) (referred to in this report as Fidelity Variable Insurance Products: High Income Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, defaulted bonds, market discount, non-taxable dividends, capital loss carryforwards, and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 146,847,462
Capital loss carryforward	$ (1,229,518,471)

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains
Initial Class	$ 193,933,192	$ -
Service Class	30,634,983	-
Service Class 2	743,031	-
	$ 225,311,206	$ -

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $14,422,258 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to increase net investment income by $29,333,916; decrease net unrealized appreciation/depreciation by $5,098,784; and decrease net realized gain (loss) by $24,235,132. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 243,657
Service Class 2	26,277
$ 269,934

High Income Portfolio

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 883,600
Service Class	161,507
Service Class 2	8,958
$ 1,054,065

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $337,135 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $100,059 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $7,187.

8. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, held 12% of the total outstanding shares of the fund. In addition, two unaffiliated insurance companies held 58% of the total outstanding shares of the fund.

9. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

High Income Portfolio

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and the Shareholders of High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the High Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for
William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston,
Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1981

President of VIP High Income. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP High Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and
a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity ® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments,
P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP
(accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the
Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped),
and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc.
(automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously,
Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for
International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a
Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998).
Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO
Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General
Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty
Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of
Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy
Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

High Income Portfolio

Trustees and Officers - continued

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Robert A. Lawrence (49)

Year of Election or Appointment: 2000

Vice President of VIP High Income. Mr. Lawrence serves as Vice President of certain High Income Bond Funds (2000), Vice President of Fidelity Real Estate High Income Fund and Fidelity Real Estate High Income Fund II (1996), Vice President of certain Equity Funds (1997), and Senior Vice President of FMR Co., Inc. (2001) and FMR.

Mark J. Notkin (37)
Year of Election or Appointment: 2001 Vice President of VIP High Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP High Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP High Income. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP High Income. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of VIP High Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP High Income. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of VIP High Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

High Income Portfolio

Distributions

Each Class designates 3% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Annual Report

High Income Portfolio

High Income Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

VIPHI-ANN-0202 154189
1.540029.104

Fidelity® Variable Insurance Products:

Money Market Portfolio

Annual Report

December 31, 2001

(2_fidelity_logos)(registered trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio - Initial Class

Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Money Market - Initial Class	4.18%	5.32%	4.92%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

	1/2/02	10/3/01	6/27/01	3/28/01	1/3/01

Fidelity VIP:
Money Market -
Initial Class	2.05%	3.21%	3.92%	5.16%	6.35%

MMDA	1.14%	1.50%	1.78%	1.97%	2.11%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR.(TM)

Comparing Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio - Service Class

Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year and ten year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Money Market - Service Class	4.10%	5.28%	4.90%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

	1/2/02	10/3/01	6/27/01	3/28/01	1/3/01

Fidelity VIP:
Money Market -
Service Class	2.00%	3.13%	3.82%	5.08%	6.25%

MMDA	1.14%	1.50%	1.78%	1.97%	2.11%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR.(TM)

Comparing Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

3

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio - Service Class 2

Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the past five year and ten year total returns would have been lower.

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® VIP: Money Market - Service Class 2	3.96%	5.20%	4.86%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Yield

	1/2/02	10/3/01	6/27/01	3/28/01	1/3/01

Fidelity VIP:
Money Market -
Service Class 2	1.84%	2.99%	3.67%	4.96%	6.10%

MMDA	1.14%	1.50%	1.78%	1.97%	2.11%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR.(TM)

Comparing Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Robert Duby, Portfolio Manager of Money Market Portfolio

Q. Bob, what was the investment environment like during the 12 months that ended December 31, 2001?

A. During the entire period, the Federal Reserve Board moved aggressively to bolster economic growth. The Fed opened the year with a surprise cut in the rate banks charge each other for overnight loans - known as the fed funds target rate - and continued to lower it through the first eight months of 2001. As August turned to September, the market was divided as to whether the economy was recovering or if more Fed rate cuts were in the offing. Then came the events of September 11. From that point on, the terrorist attacks and their aftereffects were the most influential developments. After September 11, there was a sharp downturn in economic activity. The Fed responded immediately by implementing a 0.50 percentage-point cut in the fed funds rate on September 17, when the markets reopened. The Fed did so in order to stabilize the markets and reassure investors. Faced with continued evidence of moribund economic activity, the Fed implemented two more 0.50 percentage-point decreases in the fed funds rate at its meetings in October and November, and an additional cut of 0.25 percentage points in December. All told, the Fed brought the fed funds rate from 6.50% at the beginning of the period down to 1.75% at the end of 2001.

Q. What other economic developments had an effect on money markets in 2001?

A. Declining economic growth and the effects of September 11 caused the U.S. gross domestic product to contract by 1.1% in the third quarter of 2001. Through the fourth quarter, emerging data made it difficult to figure out whether or not the economy would recover. While declines in manufacturing activity and rising unemployment indicated a deep recession, consumer confidence and retail sales held up fairly well, indicating that the recession would remain rather moderate. Other factors that had an effect on the money markets were a steepening yield curve, a sharp increase in mortgage refinancing activity and a surge of money market fund inflows. In 2001, more than $430 billion poured into short-term funds, compared to $228 billion in 2000.

Q. What was your strategy with the fund?

A. In a declining interest rate environment, we looked to maintain a relatively long average maturity, in order to lock in yields before they declined. More recently, we sought to maintain a longer average maturity than our peers because we believed that current yields factor in aggressive interest-rate increases by the Fed that we don't think will occur. I focused the portfolio on government agency discount notes, due to concerns regarding the credit quality of longer-term corporate obligations. In addition, issuance of corporate paper declined as funding needs diminished during the economic slowdown, while agency issuance increased significantly. These developments, in turn, made government securities more attractively valued than many corporate alternatives.

Q. What's your outlook, Bob?

A. In spite of the aggressive rate-cutting program implemented by the Federal Reserve Board, the near-term outlook for the U.S. economy remains hard to discern. We expect that the rate cuts should help rekindle economic growth. Fourth-quarter data shows some signs that the economy has reached a bottom and may be headed toward a recovery. Consumer spending has remained steady, inventories have declined and lower interest rates have helped sustain the housing market. In fact, some believe that the rebound will come so quickly that the Fed will be forced to reverse direction and raise rates in order to head off inflation before it can arise. Nonetheless, history shows that the Fed usually waits until we are several months into a recovery before inaugurating rate hikes to curtail growth enough to subdue inflation. In turn, our feeling is that the Fed would not raise rates any earlier than mid-2002.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: income and share-price stability by investing in high-quality, short-term instruments

Start date: April 1, 1982

Size: as of December 31, 2001, more than $2.7 billion

Manager: Robert Duby, since 1997; joined Fidelity in 1982

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Certificates of Deposit - 48.9%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 1.0%
J.P. Morgan Chase Bank
3/11/02	1.75%	$ 30,000,000	$ 30,000,000
London Branch, Eurodollar, Foreign Banks - 25.0%
Abbey National Treasury Services PLC
2/20/02	3.50	60,000,000	60,000,000
ABN-AMRO Bank NV
4/23/02	2.21	55,000,000	55,000,000
Alliance & Leicester PLC
2/13/02	1.92	5,000,000	5,000,030
4/26/02	2.23	5,000,000	5,000,079
Australia & New Zealand Banking Group Ltd.
6/11/02	2.10	10,000,000	10,011,677
Bank of Nova Scotia
2/6/02	1.90	40,000,000	40,000,000
Bank of Scotland Treasury Services PLC
2/4/02	1.95	10,000,000	10,000,000
2/6/02	3.56	15,000,000	15,000,127
Barclays Bank PLC
1/22/02	2.05	10,000,000	10,000,000
2/19/02	1.84	15,000,000	15,000,000
Bayerische Hypo-und Vereinsbank AG
2/22/02	2.29	10,000,000	10,000,000
3/11/02	1.86	10,000,000	10,000,000
5/29/02	2.15	15,000,000	15,000,000
Bayerische Landesbank Girozentrale
5/23/02	2.10	15,000,000	14,997,051
Commerzbank AG
2/4/02	1.93	5,000,000	5,007,711
Credit Agricole Indosuez
2/8/02	1.90	25,000,000	25,003,401
5/20/02	2.02	15,000,000	15,000,000
Dresdner Bank AG
2/7/02	1.88	20,000,000	20,000,000
3/11/02	1.90	20,000,000	20,000,000
5/23/02	2.10	10,000,000	9,999,205
Halifax PLC
2/11/02	1.90	5,000,000	5,000,000
2/14/02	1.78	25,000,000	25,000,000
3/12/02	1.76	25,000,000	25,001,928
ING Bank NV
2/7/02	1.87	5,000,000	5,000,000
2/7/02	1.88	5,000,000	5,000,000
2/13/02	3.50	5,000,000	5,000,000
2/19/02	3.47	40,000,000	40,000,000
3/18/02	1.82	10,000,000	10,000,000
5/23/02	2.08	5,000,000	5,000,000
Landesbank Baden-Wuerttemberg
4/25/02	2.24	5,000,000	5,000,000
5/7/02	2.08	30,000,000	30,001,037

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Lloyds TSB Bank PLC
2/19/02	1.92%	$ 50,000,000	$ 50,000,000
4/2/02	2.30	25,000,000	25,007,992
Merita Bank PLC
2/13/02	1.91	5,000,000	5,000,000
Nationwide Building Society
2/6/02	1.92	5,000,000	5,000,025
Norddeutsche Landesbank Girozentrale
2/1/02	1.86	5,000,000	5,000,808
3/18/02	1.80	40,000,000	40,000,420
UBS AG
5/3/02	3.60	25,000,000	25,000,000
Westdeutsche Landesbank Girozentrale
2/20/02	3.52	5,000,000	5,000,034
5/29/02	2.18	10,000,000	10,000,000
			700,031,525
New York Branch, Yankee Dollar, Foreign Banks - 22.9%
Bank of Scotland Treasury Services PLC
3/4/02	3.30	30,000,000	30,002,957
Bayerische Hypo-und Vereinsbank AG
2/6/02	1.90	5,000,000	5,000,894
2/11/02	1.85	10,000,000	10,002,119
2/15/02	1.92	35,000,000	35,000,000
BNP Paribas SA
2/20/02	3.50	10,000,000	10,000,000
2/22/02	2.28	10,000,000	10,000,000
3/7/02	1.85	15,000,000	15,000,000
3/22/02	2.26	10,000,000	10,000,000
3/26/02	2.20	25,000,000	25,000,000
4/24/02	2.22	10,000,000	10,000,000
5/6/02	3.63	20,000,000	20,000,000
Commerzbank AG
2/7/02	1.91	10,000,000	10,000,000
Credit Agricole Indosuez
5/8/02	1.95	20,000,000	20,000,000
5/21/02	2.10	10,000,000	10,000,000
Credit Suisse First Boston Bank
1/22/02	1.90	50,000,000	50,000,000
Deutsche Bank AG
1/1/02	2.06 (a)	50,000,000	49,981,301
1/7/02	1.98 (a)	50,000,000	49,972,137
Dexia Bank SA
1/14/02	1.80 (a)	5,000,000	4,997,575
2/8/02	2.08	10,000,000	10,000,000
National Westminster Bank PLC
7/5/02	4.10	30,000,000	29,996,858
Norddeutsche Landesbank Girozentrale
4/30/02	2.10	5,000,000	4,999,996
Royal Bank of Canada
1/7/02	2.01 (a)	25,000,000	24,991,873
Certificates of Deposit - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
New York Branch, Yankee Dollar, Foreign Banks - continued
Royal Bank of Canada - continued
1/22/02	1.83% (a)	$ 10,000,000	$ 9,996,142
11/20/02	2.55	28,500,000	28,458,872
Royal Bank of Scotland PLC
2/7/02	1.87	35,000,000	35,000,000
2/19/02	1.93	10,000,000	10,000,000
Societe Generale
1/14/02	1.80 (a)	5,000,000	4,997,718
UBS AG
5/20/02	2.01	16,000,000	16,000,000
6/10/02	1.96	56,000,000	56,000,000
11/27/02	2.56	25,000,000	25,000,000
Westdeutsche Landesbank Girozentrale
5/28/02	2.12	10,000,000	10,000,000
			640,398,442
TOTAL CERTIFICATES OF DEPOSIT			1,370,429,967
Commercial Paper - 24.9%

American Home Products Corp.
1/29/02	1.98	5,000,000	4,992,300
Amsterdam Funding Corp.
2/5/02	1.89	25,000,000	24,954,306
AT&T Corp.
1/23/02	3.28	10,000,000	9,980,139
CBA Finance, Inc.
2/5/02	2.09	15,000,000	14,969,667
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/23/02	1.82	5,000,000	4,994,439
Commerzbank U.S. Finance, Inc.
2/6/02	1.93	35,000,000	34,932,625
Delaware Funding Corp.
1/9/02	1.98	10,198,000	10,193,513
Dexia Delaware LLC
3/12/02	1.75	20,000,000	19,932,333
Dominion Resources, Inc.
1/17/02	2.71	5,000,000	4,994,000
Enterprise Funding Corp.
1/9/02	2.00	4,372,000	4,370,057
1/22/02	2.10	25,000,000	24,969,521
Falcon Asset Securitization Corp.
1/16/02	2.00	13,000,000	12,989,167
1/23/02	1.90	26,165,000	26,134,620
Ford Motor Credit Co.
1/30/02	2.63	5,000,000	4,989,447
2/4/02	2.63	5,000,000	4,987,628
3/4/02	2.82	4,000,000	3,980,711
3/11/02	2.74	8,000,000	7,958,293
3/11/02	2.79	5,000,000	4,973,454

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
GE Capital International Funding, Inc.
3/21/02	1.82%	$ 25,000,000	$ 24,900,701
General Electric Capital Corp.
2/13/02	2.30	10,000,000	9,972,767
3/25/02	3.60	5,000,000	4,959,422
4/23/02	2.23	50,000,000	49,657,778
5/6/02	2.07	17,000,000	16,878,993
General Electric Capital Services, Inc.
3/11/02	3.41	12,500,000	12,419,859
3/12/02	3.45	10,000,000	9,934,083
5/21/02	2.10	10,000,000	9,919,111
General Mills, Inc.
1/14/02	2.63	5,000,000	4,995,269
1/30/02	2.51	5,000,000	4,989,931
3/1/02	2.72	5,000,000	4,977,875
3/1/02	2.74	5,000,000	4,977,711
Jupiter Securitization Corp.
1/17/02	2.00	31,190,000	31,162,276
1/29/02	1.90	20,000,000	19,970,444
Montauk Funding Corp.
2/19/02	2.32	10,000,000	9,968,694
New Center Asset Trust
2/1/02	1.92	15,000,000	14,975,329
Newport Funding Corp.
3/11/02	1.91	10,000,000	9,963,583
Phillips Petroleum Co.
1/29/02	2.53	5,000,000	4,990,200
Quincy Capital Corp.
1/7/02	1.97	12,293,000	12,288,964
Santander Finance, Inc.
2/13/02	3.53	15,000,000	14,937,919
2/15/02	1.93	15,000,000	14,964,000
3/5/02	1.87	25,000,000	24,918,625
Sears Roebuck Acceptance Corp.
2/4/02	3.07	5,000,000	4,985,597
2/7/02	3.28	9,000,000	8,969,938
Sheffield Receivables Corp.
1/7/02	1.95	25,666,000	25,657,659
1/23/02	2.11	30,110,000	30,071,359
Tyco International Group SA
1/17/02	2.21	10,000,000	9,990,222
1/31/02	2.00	5,000,000	4,991,667
UBS Finance, Inc.
2/13/02	1.76	15,000,000	14,968,646
Windmill Funding Corp.
1/31/02	1.88	25,000,000	24,960,833
2/12/02	1.86	5,000,000	4,989,208
2/26/02	1.86	25,000,000	24,928,056
TOTAL COMMERCIAL PAPER			696,532,939
Federal Agencies - 10.0%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Fannie Mae - 9.3%
Agency Coupons - 1.8%
1/2/02	1.56% (a)	$ 50,000,000	$ 49,975,914
Discount Notes - 7.5%
2/22/02	4.05	25,000,000	24,858,444
4/19/02	3.98	25,000,000	24,712,750
5/3/02	4.03	40,000,000	39,474,044
5/16/02	1.91	46,000,000	45,673,975
7/15/02	1.89	50,000,000	49,493,542
7/26/02	3.61	25,000,000	24,500,736
			208,713,491
			258,689,405
Federal Home Loan Bank - 0.7%
Discount Notes - 0.7%
6/19/02	1.85	20,085,000	19,912,453
TOTAL FEDERAL AGENCIES			278,601,858
Bank Notes - 1.4%

American Express Centurion Bank
1/15/02	1.87 (a)	5,000,000	5,000,000
Bank One NA, Chicago
1/17/02	2.00 (a)	25,000,000	25,034,904
U.S. Bank NA, Minnesota
5/23/02	2.22	10,000,000	10,000,000
TOTAL BANK NOTES			40,034,904
Master Notes - 1.4%

General Motors Acceptance Corp. Mortgage Credit
1/22/02	3.17	20,000,000	19,963,170
Goldman Sachs Group, Inc.
4/1/02	1.91 (b)	20,000,000	20,000,000
TOTAL MASTER NOTES			39,963,170
Medium-Term Notes - 5.0%

Alliance & Leicester Group Treasury PLC
1/24/02	2.42 (a)	5,000,000	5,000,567
Asset Securitization Cooperative Corp.
1/28/02	1.90 (a)	10,000,000	10,000,000
AT&T Corp.
2/6/02	3.33 (a)	25,000,000	25,000,000
BMW U.S. Capital Corp.
1/23/02	1.93 (a)	5,000,000	5,000,000
6/7/02	4.25	5,000,000	4,997,084
Citigroup, Inc.
1/14/02	1.91 (a)	5,000,000	5,000,000
GE Life & Annuity Assurance Co.
1/1/02	2.25 (a)(b)	15,000,000	15,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
General Electric Capital Corp.
1/22/02	1.87% (a)	$ 25,000,000	$ 25,000,000
Harwood Street Funding I LLC
1/21/02	2.06 (a)	10,000,000	10,000,000
Merrill Lynch & Co., Inc.
1/21/02	1.96 (a)	5,000,000	5,000,000
Northern Rock PLC
1/14/02	1.94 (a)	10,000,000	10,000,025
Variable Funding Capital Corp.
1/9/02	2.00 (a)	15,000,000	14,999,596
1/22/02	1.88 (a)	5,000,000	4,999,652
TOTAL MEDIUM-TERM NOTES			139,996,924
Short-Term Notes - 2.4%

Jackson National Life Insurance Co.
1/2/02	2.76 (a)(b)	7,000,000	7,000,000
Monumental Life Insurance Co.
1/1/02	2.28 (a)(b)	5,000,000	5,000,000
1/1/02	2.31 (a)(b)	5,000,000	5,000,000
New York Life Insurance Co.
2/28/02	2.18 (a)(b)	5,000,000	5,000,000
4/1/02	2.03 (a)(b)	15,000,000	15,000,000
Pacific Life Insurance Co.
3/7/02	2.08 (a)(b)	5,000,000	5,000,000
SMM Trust 2001 M
3/13/02	1.90 (a)(b)	15,000,000	15,000,000
Transamerica Occidental Life Insurance Co.
2/1/02	2.40 (a)(b)	10,000,000	10,000,000
TOTAL SHORT-TERM NOTES			67,000,000
Repurchase Agreements - 4.0%
	Maturity Amount
In a joint trading account (U.S. Government Obligations) dated 12/31/01 due 1/2/02 At 1.82%	$ 365,037	365,000
With J.P. Morgan Securities At 1.94%, dated 12/31/01 due 1/2/02 (Corporate Obligations) (principal amount $112,583,000) 0% - 8.20%, 2/15/02 - 7/2/19	112,012,071	112,000,000
TOTAL REPURCHASE AGREEMENTS		112,365,000
TOTAL INVESTMENT PORTFOLIO - 98.0%	2,744,924,762
NET OTHER ASSETS - 2.0%	54,863,825
NET ASSETS - 100%	$ 2,799,788,587
Total Cost for Income Tax Purposes $ 2,744,924,762
Legend

(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(b) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Life & Annuity Assurance Co. 2.25%, 1/1/02	3/30/01	$ 15,000,000
Goldman Sachs Group, Inc. 1.91%, 4/1/02	12/11/01	$ 20,000,000
Jackson National Life Insurance Co. 2.76%, 1/2/02	7/6/99	$ 7,000,000
Monumental Life Insurance Co.: 2.28%, 1/1/02	9/17/98	$ 5,000,000
2.31%, 1/1/02	3/12/99	$ 5,000,000
New York Life Insurance Co.: 2.03%, 4/1/02	12/20/01	$ 15,000,000
2.18%, 2/28/02	8/27/01	$ 5,000,000
Pacific Life Insurance Co. 2.08%, 3/7/02	9/6/01	$ 5,000,000
SMM Trust 2001 M 1.9%, 3/13/02	12/11/01	$ 15,000,000
Transamerica Occidental Life Insurance Co. 2.4%, 2/1/02	4/28/00	$ 10,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $102,000,000 or 3.6% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loans were outstanding amounted to $52,558,500. The weighted average interest rate was 3.88%. Interest earned from the interfund lending program amounted to $34,022 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Fidelity Variable Insurance Products: Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $112,365,000) - See accompanying schedule		$ 2,744,924,762
Cash		552
Receivable for fund shares sold		59,680,734
Interest receivable		6,619,820
Total assets		2,811,225,868
Liabilities
Payable for fund shares redeemed	$ 10,826,983
Accrued management fee	459,090
Distribution fees payable	7,415
Other payables and accrued expenses	143,793
Total liabilities		11,437,281
Net Assets		$ 2,799,788,587
Net Assets consist of:
Paid in capital		$ 2,799,787,736
Accumulated net realized gain (loss) on investments		851
Net Assets		$ 2,799,788,587
Initial Class: Net Asset Value, offering price and redemption price per share ($2,753,378,620 ÷ 2,753,362,976 shares)		$1.00
Service Class: Net Asset Value, offering price and redemption price per share ($6,142,790 ÷ 6,142,755 shares)		$1.00
Service Class 2: Net Asset Value, offering price and redemption price per share ($40,267,177 ÷ 40,266,949 shares)		$1.00

Statement of Operations

	Year ended December 31, 2001
Investment Income Interest		$ 112,413,922
Expenses
Management fee	$ 4,759,319
Transfer agent fees	1,748,361
Distribution fees	32,220
Accounting fees and expenses	239,506
Non-interested trustees' compensation	9,025
Custodian fees and expenses	61,970
Registration fees	687
Audit	29,229
Legal	12,788
Miscellaneous	405,785
Total expenses		7,298,890
Net investment income		105,115,032
Net Realized Gain (Loss) on Investments		71,154
Net increase in net assets resulting from operations		$ 105,186,186

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended December 31, 2001	Year ended December 31, 2000
Operations Net investment income	$ 105,115,032	$ 129,065,682
Net realized gain (loss)	71,154	31,844
Net increase (decrease) in net assets resulting from operations	105,186,186	129,097,526
Distributions to shareholders from net investment income	(105,115,032)	(129,065,682)
Share transactions - net increase (decrease)	566,164,645	294,030,275
Total increase (decrease) in net assets	566,235,799	294,062,119
Net Assets
Beginning of period	2,233,552,788	1,939,490,669
End of period	$ 2,799,788,587	$ 2,233,552,788
Other Information:
	Year ended December 31, 2001	Year ended December 31, 2000
Share transactions at net asset value of $1.00 per share Initial Class Proceeds from sales of shares	$ 6,279,947,605	$ 5,928,688,982
Reinvestment of distributions from net investment income	104,611,787	128,280,587
Cost of shares redeemed	(5,864,593,497)	(5,763,150,248)
Net increase (decrease) in net assets and shares resulting from share transactions	$ 519,965,895	$ 293,819,321
Service Class A Proceeds from sales of shares	$ 7,671,735	$ 100,000
Reinvestment of distributions from net investment income	50,876	3,061
Cost of shares redeemed	(1,682,917)	-
Net increase (decrease) in net assets and shares resulting from share transactions	$ 6,039,694	$ 103,061
Service Class 2 B Proceeds from sales of shares	$ 244,909,763	$ 102,001
Reinvestment of distributions from net investment income	452,369	5,900
Cost of shares redeemed	(205,203,076)	(8)
Net increase (decrease) in net assets and shares resulting from share transactions	$ 40,159,056	$ 107,893
Distributions From net investment income Initial Class	$ 104,611,787	$ 129,056,642
Service Class A	50,876	3,095
Service Class 2 B	452,369	5,945
Total	$ 105,115,032	$ 129,065,682

A Service Class commenced sale of shares July 7, 2000.

B Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.041	.062	.050	.053	.053
Less Distributions
From net investment income	(.041)	(.062)	(.050)	(.053)	(.053)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return C	4.18%	6.30%	5.17%	5.46%	5.51%
Ratios to Average Net Assets F
Expenses before expense reductions	.28%	.33%	.27%	.30%	.31%
Expenses net of voluntary waivers, if any	.28%	.33%	.27%	.30%	.31%
Expenses net of all reductions	.28%	.33%	.27%	.30%	.31%
Net investment income	3.99%	6.18%	5.06%	5.33%	5.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,753,379	$ 2,233,342	$ 1,939,491	$ 1,507,489	$ 1,020,794

Financial Highlights - Service Class

Years ended December 31,	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.040	.031
Less Distributions
From net investment income	(.040)	(.031)
Net asset value, end of period	$ 1.000	$ 1.000
Total Return B, C, D	4.10%	3.06%
Ratios to Average Net Assets F
Expenses before expense reductions	.39%	.47% A
Expenses net of voluntary waivers, if any	.39%	.45% A
Expenses net of all reductions	.39%	.45% A
Net investment income	3.87%	6.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,143	$ 103

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period July 7, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000
Income from Investment Operations
Net investment income	.039	.058
Less Distributions
From net investment income	(.039)	(.058)
Net asset value, end of period	$ 1.000	$ 1.000
Total Return B, C, D	3.96%	5.89%
Ratios to Average Net Assets F
Expenses before expense reductions	.55%	.96% A
Expenses net of voluntary waivers, if any	.55%	.60% A
Expenses net of all reductions	.55%	.60% A
Net investment income	3.71%	5.94% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,267	$ 108

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E For the period January 12, 2000 (commencement of sale of shares) to December 31, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund, (the trust) (referred to in this report as Fidelity Variable Insurance Products: Money Market Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Income dividends are declared separately for each class.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. There were no significant book-to-tax differences.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. A new management contract took effect on May 1, 2001. The management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases.

Under the previous contract the management fee was calculated on the basis of a group fee rate, an individual fund fee rate of .03% of the fund's average net assets, and an income-based component.

During the period the income-based portion of this fee was $744,542 or an annual rate of .03% of the fund's average net assets. For the period, the fund's total annual management fee rate was .18% of

Annual Report

Notes to Financial Statements - continued

3. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

the fund's average net assets. FMR has voluntarily agreed to limit the fund's total management fee to the lesser of the amount that would be paid under the previous contract or the new contract through October 31, 2001.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service fee. For the period, the Service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 1,310
Service Class 2	30,910
$ 32,220

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annual rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 1,736,840
Service Class	1,049
Service Class 2	10,472
$ 1,748,361

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Money Market Insurance. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. The fund pays premiums to FIDFUNDS on a calendar year basis, which are amortized over one year. Effective January 1, 2002, the Money Market Insurance program will be suspended for the calendar year. FIDFUNDS will not receive premiums and money market insurance will not be provided during this period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Other Information.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, held 60% of the total outstanding shares of the fund.

Money Market Portfolio

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund and the Shareholders of Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Money Market Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1981

President of VIP Money Market. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Money Market (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity ® Magellan ® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Money Market Portfolio

Trustees and Officers - continued

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight Churchill (48)

Year of Election or Appointment: 2000

Vice President of VIP Money Market. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Boyce I. Greer (45)

Year of Election or Appointment: 1997

Vice President of VIP Money Market. He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President and Group Leader of Fidelity's Money Market Funds (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1995-1997) and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

Robert Duby (55)
Year of Election or Appointment: 1997 Vice President of VIP Money Market and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Duby managed a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of VIP Money Market. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of VIP Money Market. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of VIP Money Market. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Stanley N. Griffith (55)

Year of Election or Appointment: 1998

Assistant Vice President of VIP Money Market. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of VIP Money Market. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Money Market. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 1996

Assistant Treasurer of VIP Money Market. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Money Market Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.
Fidelity Investments Money Management, Inc.
Merrimack, NH

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

VIPMM-ANN-0202 154168
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